EXECUTION COPY


                             COUNTRY PRODUCTS GROUP

            --------------------------------------------------------

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                                  AGWAY, INC.,

                             COUNTRY BEST ADAMS, LLC

                                       AND

                        AMPCO DISTRIBUTION SERVICES, LLC

                          Dated as of November 7, 2003

            --------------------------------------------------------

                                TABLE OF CONTENTS

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
Article 1         DEFINITIONS...........................................................................1

         1.1      Certain Definitions...................................................................1

         1.2      Terms Defined Elsewhere in this Agreement.............................................9

         1.3      Other Definitional and Interpretive Matters..........................................10

Article 2         PURCHASE AND SALE OF ASSETS; ASSUMPTION OF LIABILITIES...............................11

         2.1      Purchase and Sale of Assets..........................................................11

         2.2      Excluded Assets......................................................................12

         2.3      Assumption of Liabilities............................................................13

         2.4      Excluded Liabilities.................................................................14

         2.5      Cure Amounts.........................................................................15

         2.6      Further Conveyances and Assumptions..................................................15

         2.7      Bulk Sales Laws......................................................................15

Article 3         CONSIDERATION........................................................................16

         3.1      Consideration........................................................................16

         3.2      Purchase Price Deposit...............................................................16

         3.3      Payment of Purchase Price............................................................16

         3.4      Purchase Price Adjustment............................................................17

         3.5      Utilities............................................................................18

         3.6      Title Insurance; Recording Fees; Surveys.............................................18

Article 4         CLOSING AND TERMINATION..............................................................19

         4.1      Closing Date.........................................................................19

         4.2      Deliveries by Seller.................................................................19

         4.3      Deliveries by Purchaser..............................................................20

         4.4      Termination of Agreement.............................................................20

         4.5      Procedure Upon Termination...........................................................21

         4.6      Effect of Termination................................................................21

Article 5         REPRESENTATIONS AND WARRANTIES OF SELLER.............................................22

         5.1      Organization and Good Standing.......................................................22

         5.2      Authorization of Agreement...........................................................22
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         5.3      Conflicts; Consents of Third Parties.................................................23

         5.4      Financial Statements.................................................................23

         5.5      No Undisclosed Liabilities...........................................................24

         5.6      Absence of Certain Developments......................................................24

         5.7      Taxes................................................................................24

         5.8      Real Property........................................................................24

         5.9      Tangible Personal Property...........................................................25

         5.10     Intellectual Property................................................................25

         5.11     Designated Contracts.................................................................26

         5.12     Employee Benefits....................................................................26

         5.13     Labor................................................................................26

         5.14     Litigation...........................................................................27

         5.15     Compliance with Laws.................................................................27

         5.16     Environmental Matters................................................................27

         5.17     Financial Advisors...................................................................28

         5.18     Receivables..........................................................................28

         5.19     No Other Representations or Warranties; Schedules....................................28

Article 6         REPRESENTATIONS AND WARRANTIES OF PURCHASER..........................................29

         6.1      Organization and Good Standing.......................................................29

         6.2      Authorization of Agreement...........................................................29

         6.3      Conflicts; Consents of Third Parties.................................................29

         6.4      Litigation...........................................................................30

         6.5      Financial Advisors...................................................................30

         6.6      Financial Capability.................................................................30

         6.7      Condition of the Business............................................................30

Article 7         BREAK-UP FEE; BANKRUPTCY COURT APPROVAL..............................................31

         7.1      Approval of Break-Up Fee.............................................................31

         7.2      Competing Transaction................................................................31

         7.3      Bankruptcy Court Filings.............................................................31

Article 8         COVENANTS............................................................................32

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         8.1      Access to Information................................................................32

         8.2      Conduct of the Business Pending the Closing..........................................32

         8.3      Further Assurances...................................................................33

         8.4      Confidentiality......................................................................34

         8.5      Preservation of Records..............................................................34

         8.6      Publicity............................................................................34

         8.7      Contacts with Suppliers and Customers................................................35

         8.8      Supplementation and Amendment of Schedules...........................................35

         8.9      Risk of Loss.........................................................................35

Article 9         EMPLOYEES AND EMPLOYEE BENEFITS......................................................36

         9.1      Employment...........................................................................36

         9.2      Employee Benefits....................................................................37

Article 10        CONDITIONS TO CLOSING................................................................38

         10.1     Conditions Precedent to Obligations of Purchaser.....................................38

         10.2     Conditions Precedent to Obligations of Seller........................................39

         10.3     Conditions Precedent to Obligations of Purchaser and Seller..........................40

         10.4     Frustration of Closing Conditions....................................................40

Article 11        SURVIVAL AND INDEMNIFICATION.........................................................40

         11.1     Survival of Representations and Warranties...........................................40

         11.2     Indemnification......................................................................41

         11.3     Escrow Provisions....................................................................42

         11.4     Certain Limitations on Indemnification...............................................44

Article 12        TAXES................................................................................44

         12.1     Transfer Taxes.......................................................................44

         12.2     Prorations...........................................................................44

         12.3     Purchase Price Allocation............................................................45

Article 13        MISCELLANEOUS........................................................................45

         13.1     Expenses.............................................................................45

         13.2     Intentionally Omitted................................................................45

         13.3     Injunctive Relief....................................................................45
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
         13.4     Submission to Jurisdiction; Consent to Service of Process............................45

         13.5     WAIVER OF RIGHT TO TRIAL BY JURY.....................................................46

         13.6     Entire Agreement; Amendments and Waivers.............................................46

         13.7     Governing Law........................................................................47

         13.8     Notices..............................................................................47

         13.9     Severability.........................................................................47

         13.10    Binding Effect; Assignment...........................................................48

         13.11    Non-Recourse.........................................................................48

         13.12    Counterparts.........................................................................48

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                                       iv
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                                   (continued)
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                                                                                                     Page
Schedules

1.1(a)                     Excluded Contracts
1.1(b)                     Knowledge of Sellers
5.3(a)                     Conflicts
5.3(b)                     Consents of Third Parties
5.5                        Undisclosed Liabilities
5.6                        Absence of Certain Developments
5.7                        Taxes
5.8(a)                     Real Property
5.8(b)                     Access to Real Property
5.9                        Tangible Personal Property
5.10                       Intellectual Property
5.11(a)                    Designated Contracts
5.11(b)                    Defaults
5.13(b)                    Labor
5.14                       Litigation
5.15                       Violation of Laws
5.16                       Environmental Matters
5.17                       Financial Advisors
6.3                        No Conflicts
8.2                        Exceptions to Conduct of Business
9.1(a)                     Employees

Exhibits
--------

A                          Purchaser Deposit Escrow Agreement
B                          Compensation Order

                                       v
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




                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT,  dated as of November 7, 2003 (this "Agreement"),
                                                                    ---------
by and among Agway,  Inc., a Delaware  corporation  ("Agway"),  and Country Best
                                                      -----
Adams, LLC, a Delaware limited liability company ("CBA") ("collectively referred
                                                   ---
to herein as Seller"), and Ampco Distribution Services,  LLC, a New York limited
             ------
liability company ("Purchaser").
                    ---------

                              W I T N E S S E T H:

     WHEREAS, Seller and certain of its subsidiaries commenced a case (the "Bankruptcy Case") under chapter 11 of title 11 of the United States Code, 11
 ----------------
U.S.C.  Sections 101 et seq.  (the  "Bankruptcy  Code"),  on October 1, 2002, by
                                     ----------------
filing voluntary petitions with the United States Bankruptcy Court for the Northern District of New York;

     WHEREAS, Agway's division Country Best Produce ("CBP"), in conjunction with
                                                      ---
CBA, operates the businesses of packing, distributing, brokering, and marketing potatoes, onions, fresh-packed sweet corn, and other fruits and vegetables in the eastern United States (the "Business"). Agway holds 80% of the membership
                                  --------
interest of CBA;

     WHEREAS, Seller presently conducts the Business;

     WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to acquire and assume from Seller, pursuant to Sections 363 and 365 of the Bankruptcy Code, all of the Purchased Assets and Assumed Liabilities, all as more specifically provided herein; and

     WHEREAS,  certain terms used in this  Agreement are defined in Section 1.1;
                                                                    -----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

     1.1 Certain Definitions.
         -------------------

     For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:
                  -----------

     "Accounts  Receivable"  means all  accounts  receivable,  both  current and
      --------------------
deferred, billed for products and services sold by the Business prior to the Closing.

     "Adjustment  or  Revised  Adjustment"  shall  mean  the  adjustment  to the
      -----------------------------------
Purchase  Price to be made under  Section  3.4 below.
                                  ------------

     "Affiliate"  means,  with  respect to any Person,  any other  Person  that,
      ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

     "Bankruptcy  Court"  means  the  United  States  Bankruptcy  Court  for the
      -----------------
Northern District of New York or any other court having jurisdiction over the Bankruptcy Case from time to time.

     "Bidding  Procedures Motion" means the motion or motions of Seller, in form
      --------------------------
and substance reasonably acceptable to Purchaser and Seller, seeking approval and entry of the Bidding Procedures Order.

     "Bidding  Procedures Order" means an order of the Bankruptcy Court, in form
      -------------------------
and substance reasonably acceptable to Seller and Purchaser, that, among other things, (i) approves the payment of the Break-Up Fee on the terms and conditions set forth in Section 7.1 hereof and (ii) establishes a date by which Competing
             -----------
Bids must be submitted by bidders and establishes procedures for the auction process, including a minimum initial overbid amount of $400,000 and incremental bids of $100,000 thereafter.

     "Business  Day"  means  any  day of the  year  on  which  national  banking
      -------------
institutions in New York are open to the public for conducting business and are not required or authorized to close.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Contract"  means  any  contract,  indenture,  note,  bond,  lease or other
      --------
written agreement.

     "Cure Costs" shall mean all amounts necessary to satisfy ss.365(B)(1)(a) of
      ----------
the Bankruptcy Code with respect to the Designated Contacts, Personal Property Leases and Real Property Leases.

     "Designated  Contracts"  means the Contracts set forth on Schedule  5.11(a)
      ---------------------                                    -----------------
and those Contracts Purchaser designates to assume any time prior to the date of the Bankruptcy Court's entry of the Sale Order.

     "Documents"  means  all  files,  documents,   instruments,  papers,  books,
      ---------
reports, records, tapes, microfilms, photographs, letters, budgets, forecasts, ledgers, journals, title policies, customer lists, regulatory filings, operating data and plans, technical documentation (including design specifications, functional requirements, operating instructions, logic manuals and flow charts), user documentation (including installation guides, user manuals, training materials, release notes and working papers), marketing documentation (including sales brochures, flyers and pamphlets), and other similar materials related primarily to the Business and the Purchased Assets, in each case, whether or not in electronic form.

     "Employee" means all individuals,  as of the date hereof,  who are employed
      --------
by Seller solely in connection with the Business, together with, subject to the provisions of Section 8.2(b)(vii), individuals who are hired in respect of the Business after the date hereof and prior to the Closing.

     "Employee   Plans"  means  the  Employee  Benefit  Plans,  the  Agway  Inc.
      ----------------
Supplemental Severance Program, the Title IV Plans, Multi-employer Plans and Multiple Employer Plans.

     "Environmental Law" means any foreign,  federal, state or local Law or rule
      -----------------
of common law currently in effect relating to pollutants, contaminants, hazardous or toxic substances, wastes or materials, or relating to the protection of human health and safety or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49
                       -- ----
U.S.C.  App.ss.  1801 et seq.),  the Resource  Conservation and Recovery Act (42
                      -- ----
U.S.C.ss.  6901 et seq.),  the Clean Water Act (33 U.S.C.ss.  1251 et seq.), the
                -- ----                                            -- ----
Clean Air Act (42 U.S.C.ss.  7401 et seq.) the Toxic Substances  Control Act (15
                                  -- ----
U.S.C.ss. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act
               -- ----
(7 U.S.C.ss.  136 et seq.), the Occupational Safety and Health Act (29 U.S.C.ss.
                  -- ----
651 et seq.),  similar  foreign,  state or local  statutes  and any  regulations
    -- ----
promulgated pursuant thereto.

     "ERISA" means the  Employment  Retirement  Income  Security Act of 1974, as
      -----
amended.

     "Escrow Agent" means  Wilmington Trust Company or such other party mutually
      ------------
agreed to by Agway and Purchaser.

     "Excluded Contracts" means the Contracts listed on Schedule 1.1(a).
      ------------------

     "Final Distribution  Amount" shall mean any portion of the Indemnity Escrow
      --------------------------
Amount remaining after payment of any Indemnity Claims.

     "Final  Distribution Date" shall mean the date which is (i) nine (9) months
      ------------------------
after the Closing Date or (ii) thirty days after Purchaser and Seller have resolved all pending Indemnity Claims, whichever is later.

     "Furniture  and  Equipment"  means all  furniture,  fixtures,  furnishings,
      -------------------------
equipment, vehicles, leasehold improvements, and other tangible personal property owned or used by Seller in the conduct of the Business, including all such artwork, desks, chairs, tables, Hardware, copiers, telephone lines and numbers, telecopy machines and other telecommunication equipment, cubicles and miscellaneous office furnishings and supplies.

     "GAAP" means generally accepted accounting  principles in the United States
      ----
as of the date hereof.

     "Governmental Body" means any government or governmental or regulatory body
      -----------------
thereof, or political subdivision thereof, whether foreign, federal, state, or local, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

     "Hardware"  means  any  and all  computer  and  computer-related  hardware,
      --------
including, but not limited to, computers, file servers, facsimile servers, scanners, color printers, laser printers and networks.

     "Hazardous Material" means any pollutant, contaminant, chemical or waste or
      ------------------
any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, material or waste which is regulated by any Governmental Body including, without limitation, petroleum and its by-products, asbestos, asbestos-containing materials and any material or substance which is defined or regulated as a "hazardous waste," "hazardous substance," "hazardous material," "restricted hazardous waste," "industrial waste," "solid waste," "contaminant," "pollutant," "toxic waste" or "toxic substance" or any term of similar import under any provision of Environmental Law.

     "Indebtedness" of any Person means, without duplication,  (i) the principal
      ------------
of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and other accrued current liabilities arising in the Ordinary Course of Business); (iii) all obligations of such Person under leases required to be capitalized in accordance and consistent with the past practices of Seller; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through
(iv) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

     "Indemnity Claims" means a claim for  indemnification by a party under this
      ----------------
Agreement.

     "Indemnity  Escrow Agreement" means the Escrow Agreement to be entered into
      ---------------------------
on the Closing Date by and among Purchaser, Seller and the Escrow Agent for the purposes described in Sections 9.1 and 11.3.
                      ------------     ----

     "Indemnity  Escrow  Amount" means the aggregate sum of $500,000 which shall
      -------------------------
be deducted from the Purchase Price and placed in escrow with the Escrow Agent in accordance with the provisions of Section 11.3 below.
                                     ------------

     "Intellectual  Property  Licenses" means (i) any grant to a third Person of
      --------------------------------
any right to use any of the Purchased Intellectual Property owned by Seller, and
(ii) any grant to Seller of a right to use a third Person's intellectual property rights which is necessary for the use of any Purchased Intellectual Property which is not owned by Seller.

     "Inventory"  means to the extent  primarily  related to the  Business,  all
      ---------
inventory, supplies, materials, parts and goods in process owned by Seller or ordered in the ordinary course but not yet received by Seller at Closing, but excluding any obsolete materials, including any bags or other like materials labeled or otherwise marked with the name of a specific client that no longer conducts business with the Business.

     "Knowledge of Seller"  means  matters of which those Persons  identified on
      -------------------
Schedule  1.1(b)  hereto have actual  knowledge or matters of which said Persons
----------------
should have such knowledge in the exercise of reasonable diligence.

     "Law"  means any  federal,  state,  local or foreign  law,  statute,  code,
      ---
ordinance, rule or regulation.

     "Legal Proceeding" means any judicial,  administrative or arbitral actions,
      ----------------
suits or proceedings (public or private) by or before a Governmental Body.

     "Liability"  means any debt,  liability or  obligation  (whether  direct or
      ---------
indirect, known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due), and including all costs and expenses relating thereto.

     "Lien"  means  any  lien,  encumbrance,  pledge,  mortgage,  deed of trust,
      ----
security interest, claim, lease, charge, option, right of first refusal, easement, servitude or transfer restriction under any shareholder or similar agreement.

     "Material  Adverse Effect" means a material adverse effect on the business,
      ------------------------
assets, properties or results of operations of the Business taken as a whole, other than an effect resulting from (i) any change in the United States or foreign economies, regulatory or political conditions, or securities or financial markets in general; (ii) any change that affects the produce packing, marketing and distribution industry generally; (iii) any action taken by Purchaser or its Affiliates with respect to the transactions contemplated hereby or with respect to Seller, including its employees, unless expressly provided for in this Agreement; (iv) any changes in applicable Laws or accounting rules;
(v) the public announcement of this Agreement, compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement; or (vi) any effect resulting from the filing of the Bankruptcy Case and reasonably anticipated effects thereof. Without limiting the foregoing, for purposes of this Agreement, a matter shall be presumed to have a material adverse effect on the Business, if the fact or condition or facts or conditions that adversely affect the Business, has or have a value of more than (i) $500,000 individually, or (ii) $830,000 in the aggregate; provided, however,
                                                             --------   -------
that for purposes of clause (ii), only those facts or conditions that adversely affect the Business and which have a value of at least $15,000 individually shall be aggregated.

     "Net Working  Capital" means (a) the sum of (i) Accounts  Receivable net of
      --------------------
bad debt reserves,  (ii) Inventory net of reserves,  and (iii) Prepaid  Expenses
(b) minus any Assumed Liabilities, including (iv) post-petition trade accounts payable and (v) accrued vacation pay of Transferred Employees.

     "Order"  means any  order,  injunction,  judgment,  decree,  ruling,  writ,
      -----
assessment or arbitration award of a Governmental Body.

     "Ordinary Course of Business" means the ordinary and usual course of normal
      ---------------------------
day-to-day operations of the Business through the date hereof consistent with past practice.

     "PACA" means the Perishable  Agricultural  Commodities  Act, 7 U.S.C.ss.499
      ----
et. seq., and rules and regulations promulgated thereunder. "Permits" means any approvals, authorizations, consents, licenses, permits or certificates of a Governmental Body.

     "Permitted  Exceptions"  means  (i)  statutory  liens  for  current  Taxes,
      ---------------------
assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings provided an appropriate reserve is established therefor; (ii) zoning, entitlement and other land use and environmental regulations by any Governmental Body provided that such regulations have not been violated; (iii) imperfections of title, restrictions or encumbrances, if any, that (a) cannot be released or cured under the Bankruptcy Code pursuant to a sale of assets under Sections 363 or 365 of the Bankruptcy Code and that either (1) would not involve material costs to correct or remove or (2) do not materially impair the use and operation of such asset in the Business as currently conducted or (b) are caused solely by Purchaser.

     "Person"  means  any  individual,  corporation,  partnership,  firm,  joint
      ------
venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

     "Prepaid  Expenses" means all prepaid  expenses as determined in accordance
      -----------------
with GAAP and relating solely to the Business, recorded as an asset of the Business on the books of Seller as of the Closing Date.

     "Products" means any and all products developed, manufactured,  marketed or
      --------
sold by Seller solely in connection with the Business.

     "Purchaser  Deposit Escrow Agreement" means the Escrow Agreement,  dated as
      -----------------------------------
of the date hereof, by and among Purchaser, Seller and the Escrow Agent, which relates to the Purchaser Deposit.

     "Purchased  Intellectual  Property" means all intellectual  property rights
      ---------------------------------
used by Seller in connection with the Business and arising from or in respect of the following: (i) all patents and applications therefor, including continuations, divisionals, continuations-in-part, or reissue patent applications and patents issuing thereon (collectively, "Patents"), (ii) all
                                                            -------
Intellectual Property Licenses, trademarks, service marks, trade names, service names, brand names, all trade dress rights, logos, Internet domain names and corporate names and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof, including the name "Country Best" and any derivations thereof and including any trade names or trademarks described in the Seller's due diligence materials (collectively, "Marks"), (iii) copyrights and
                                                   -----
registrations and applications therefor and works of authorship, and mask work rights, in each case used in connection with the Business, (collectively, "Copyrights") and (iv) all Software and Technology owned by Seller that is used
 ----------
in connection with the Business other than Software and Technology that is used by Agway.

     "Release" means any release, spill, emission,  leaking, pumping, injection,
      -------
deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

     "Remedial  Action" means all actions to (i) clean up,  remove,  treat or in
      ----------------
any other way address any Hazardous Material; (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform studies and investigations or monitoring and care relating to any Hazardous Materials; or
(iv) correct a condition of non-compliance with Environmental Laws.

     "Sale Motion" means the motion or motions of Seller,  in form and substance
      -----------
reasonably acceptable to Purchaser and Seller, seeking approval and entry of the Sale Order.

     "Sale Order" shall be an order or orders of the  Bankruptcy  Court pursuant
      ----------
to Sections 363 and 365 of the Bankruptcy Code, in form and substance reasonably acceptable to Purchaser and Seller, approving this Agreement and all of the terms and conditions hereof, and approving and authorizing Seller to consummate the transactions contemplated hereby. Without limiting the generality of the foregoing, such order shall find and provide, among other things, that (i) the Purchased Assets sold to Purchaser pursuant to this Agreement shall be transferred to Purchaser free and clear of all Liens (including any and all "claims and interests" in the Purchased Assets within the meaning of Section 363(f) of the Bankruptcy Code), other than Permitted Exceptions, and claims and liabilities (other than Assumed Liabilities), such Liens and claims shall attach to the Purchase Price, such that the Purchaser shall not, among other things, incur any liability as a successor to the Business (except for Assumed Liabilities) (ii) Purchaser has acted in "good faith" within the meaning of

Section 363(m) of the Bankruptcy Code; (iii) this Agreement was negotiated, proposed and entered into by the parties without collusion, in good faith and from arm's length bargaining positions; (iv) the Bankruptcy Court shall retain jurisdiction to resolve any controversy or claim arising out of or relating to this Agreement, or the breach hereof, as provided in Section 13.4 hereof; and
                                                       ------------
(v) this Agreement and the transactions contemplated hereby may be specifically enforced against and binding upon, and not subject to rejection or avoidance by, Seller or any chapter 7 or chapter 11 trustee of Seller.

     "Software" means, any and all (i) computer programs,  including any and all
      --------
software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and (iv) all documentation including user manuals and other training documentation related to any of the foregoing.

     "Tax  Authority"   means  any  state  or  local   government,   or  agency,
      --------------
instrumentality or employee thereof, charged with the administration of any law or regulation relating to Taxes.

     "Tax  Return"  means  all  returns,   declarations,   reports,   estimates,
      -----------
information returns and statements required to be filed in respect of any Taxes.

     "Taxes" means (i) all federal,  state, local or foreign taxes,  charges, or
      -----
other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes and (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (i).

     "Technology"  means,  collectively,   all  designs,  formulae,  algorithms,
      ----------
procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein, and all related technology, that are used in, incorporated in, embodied in, displayed by or relate to, or are used or useful in the design, development, reproduction, maintenance or modification of, any of the Products.

     "Working  Capital  Shortfall"  means the  amount,  if any, by which the Net
      ---------------------------
Working  Capital  determined  pursuant  to  Section  3.4,  below  is  less  than
                                            ------------
$3,200,000.

     "Working  Capital  Surplus"  means  the  amount,  if any,  by which the Net
      -------------------------
Working Capital determined pursuant to Section 3.4, below exceeds $3,200,000.
                                       -----------

     1.2  Terms  Defined  Elsewhere  in this  Agreement.  For  purposes  of this
          ---------------------------------------------
Agreement,    the    following    terms    have    meanings    set    forth   in
the sections indicated:

      Term                                       Section
      ----                                       -------
      Adjustment                                 3.4(b)
      Adjustment Notice                          3.4(b)(i)
      Allocation Statement                       12.3(a)
      Assumed Liabilities                        2.3
      Balance Sheet                              5.4
      Balance Sheet Date                         5.4
      Bankruptcy Case                            Recitals
      Bankruptcy Code                            Recitals
      Break-Up Fee                               7.1
      Business                                   Recitals
      CBA                                        Recitals
      CBP                                        Recitals
      Closing                                    4.1
      Closing Date                               4.1
      Closing Date Balance Sheet                 3.4(b)
      Competing Bid                              7.2
      Confidentiality Agreement                  8.4
      Copyrights                                 1.1 (in Purchased Intellectual
                                                      Property definition)
      Deductible                                 11.4(b)
      De Minimus Amount                          11.4(a)
      Employee Benefit Plans                     5.12
      ERISA Affiliate                            5.12
      Escrow Period                              11.3(d)
      Excluded Assets                            2.2
      Excluded Liabilities                       2.4
      Financial Statements                       5.4
      FIRPTA Certificate                         4.2(g)
      Leased Real Property                       5.8
      Losses                                     11.2
      Marks                                      1.1 (in Purchased Intellectual
                                                      Property definition)
      Multiemployer Plans                        5.12
      Multiple Employer Plans                    5.12
      Officer's Certificate                      11.3(d)
      Owned Real Property                        5.8
      Patents                                    1.1 (in Purchased Intellectual
                                                      Property definition)
      Purchased Assets                           2.1
      Purchase Price                             3.1
      Purchaser                                  Recitals
      Purchaser Deposit                          3.2

      Term                                       Section
      ----                                       -------
      Purchaser Documents                        6.2
      Purchaser Plans                            9.2(a)
      Real Property Lease                        5.8
      Revised Adjustment                         3.4(b)(ii)
      Seller                                     Recitals
      Seller Documents                           5.2
      Severance Escrow Account                   9.1(e)
      Severance Escrow Amount                    9.1(e)
      Standard Procedure                         9.1(f)
      Survival Period                            11.1
      Termination Condition                      8.9
      Termination Date                           4.4(a)
      Third Party Firm                           3.4(b)(ii)
      Title IV Plans                             5.12
      Transferred Employees                      9.1(c)
      Transfer Taxes                             12.1
      Unresolved Claims                          9.1(e)

     1.3 Other Definitional and Interpretive Matters.
         -------------------------------------------

          (a)  Unless  otherwise  expressly  provided,   for  purposes  of  this
Agreement, the following rules of interpretation shall apply:

          Calculation of Time Period. When calculating the period of time before
          --------------------------
which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

          Dollars. Any reference in this Agreement to $ shall mean U.S. dollars.
          -------

          Exhibits/Schedules.  The  Exhibits  and  Schedules  annexed  hereto or
          ------------------
referred to herein are hereby incorporated in and made an integral part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

          Gender and Number.  Any  reference  in this  Agreement to gender shall
          -----------------
include all genders, and words imparting the singular number only shall include the plural and vice versa.

          Headings. The provision of the Table of Contents, the division of this
          --------
Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any "Section" are to the corresponding Section of this Agreement unless otherwise specified.

          Herein.  The words  such as  "herein,"  "hereinafter,"  "hereof,"  and
          ------                        ------     -----------     ------
"hereunder"  refer to this  Agreement as a whole and not merely to a subdivision
 ---------
in which such words appear unless the context otherwise requires.

          Including.  The  word  "including"  or  any  variation  thereof  means
          ---------               ---------
"including,  without limitation" and shall not be construed to limit any general
 ------------------------------
statement that it follows to the specific or similar items or matters immediately following it.

          (b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                                   ARTICLE 2

             PURCHASE AND SALE OF ASSETS; ASSUMPTION OF LIABILITIES

     2.1 Purchase and Sale of Assets. On the terms and subject to the conditions
         ---------------------------
set forth in this Agreement, at the Closing Purchaser shall purchase, acquire and accept from Seller, and Seller shall sell, transfer, assign, convey and deliver to Purchaser all of Seller's right, title and interest in, to and under the Purchased Assets. "Purchased Assets" shall mean the following assets of
                         -----------------
Seller (but excluding the Excluded Assets) as of the Closing:

          (a) all accounts, notes, trade receivables and other receivables of Seller relating primarily to the Business other than (i) any accounts receivable arising out of or in connection with any Excluded Contract and (ii) intercompany accounts receivable;

          (b) all Inventory used primarily in connection with the Business;

          (c) all deposits (including customer deposits and security deposits for rent, electricity, telephone or otherwise) and prepaid charges and expenses of Seller relating to the Purchased Assets or the Assumed Liabilities;

          (d) all  rights of Seller in each  Owned  Real  Property  set forth on
Schedule 5.8 together with all  improvements,  fixtures and other  appurtenances
------------
thereto and rights in respect thereof. Pursuant to the Sale Order, the Owned Real Properties will be sold pursuant to Section 363 of the Bankruptcy Code;

          (e) all rights of Seller under each Real  Property  Lease set forth on
Schedule 5.8, together with all improvements,  fixtures and other  appurtenances
------------
thereto and rights in respect thereof;

          (f) the Furniture and Equipment;

          (g) all Purchased Intellectual Property;

          (h) the Designated Contracts;

          (i) all Documents that are used in, held for use in or intended to be used in, or that primarily arise out of, the Business, including Documents relating to Products, services, marketing, advertising, promotional materials, Purchased Intellectual Property, personnel files for Transferred Employees and all files, customer files and documents (including credit information), supplier lists, records, literature and correspondence, whether or not physically located on any of the premises referred to in clause (d) above, but excluding those items set forth in Section 2.2(f) (Excluded Assets);
                   --------------

          (j) all supplies owned by Seller and used primarily in connection with the Business's, but excluding those supplies owned by Seller that are located at the Business's Dewitt, New York headquarters.

          (k) all rights of Seller under non-disclosure or confidentiality, non-compete, or non-solicitation agreements with Employees and agents of Seller or with third parties to the extent relating to the Business or the Purchased Assets (or any portion thereof) other than the Confidentiality Agreement;

          (l) all rights of Seller under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors to the extent relating to products sold, or services provided, to the Business or to the extent affecting any Purchased Assets, in each case, to the extent assignable and except to the extent related to any Excluded Assets; and

          (m) all goodwill and other intangible assets associated with the Business, including customer and supplier lists and the goodwill associated with the Purchased Intellectual Property owned by Seller.

     2.2 Excluded  Assets.  Nothing  herein  shall be deemed to sell,  transfer,
         ---------------
 assign or convey the Excluded Assets to Purchaser, and Seller shall retain all of Seller's right, title and interest in and to the Excluded Assets. "Excluded
                                                                        --------
Assets"  shall mean all assets,  properties,  interests or rights of Seller that
------
are not expressly enumerated in Section 2.1, including,  without limitation, any
                                -----------
of Seller's assets, properties, interests and rights in or to any of the following:

          (a) all cash, cash equivalents, bank deposits or similar cash items of Seller;

          (b) all of Seller's deposits or prepaid charges and expenses paid in connection with or relating to any Excluded Assets;

          (c) the Excluded Contracts, including any accounts receivable arising out of or in connection with any Excluded Contract;

          (d)  all  intercompany  obligations,   liabilities  and  indebtedness,
including any note indebtedness, owed to or by Seller to or by any Affiliates of Seller;

          (e) any intellectual property rights of Seller other than the Purchased Intellectual Property;

          (f) any (i) confidential personnel and medical records pertaining to any Employee but only to the extent such Documents may not be provided to Purchaser pursuant to applicable law; (ii) other books and records that Seller is required by Law to retain or that Seller determines are necessary or advisable to retain, including, without limitation, Tax Returns, financial statements, and corporate or other entity filings; provided, however, that
                                                       --------   -------
Purchaser shall have the right to make copies of any portions of such retained books and records that relate to the Business or any of the Purchased Assets;
(iii) any information management systems of Seller, other than those used or held for use primarily in the conduct of the Business; (iv) minute books, articles or certificates of incorporation, by-laws, limited liability company certificates or articles of formation, limited liability company operating agreements, all amendments thereto, stock ledgers and stock certificates of Seller; (v) documents relating to proposals to acquire the Business by Persons other than Purchaser; (vi) personnel files for Employees of Seller who are not Transferred Employees; (vii) such files as may be required under applicable Law regarding privacy; (viii) Documents which Seller is not permitted to transfer pursuant to any contractual confidentiality obligation owed to any third party; and (ix) any Documents solely related to any Excluded Assets;

          (g) any claim, right or interest of Seller in or to any refund, rebate, abatement or other recovery for Taxes, together with any interest due thereon or penalty rebate arising therefrom, for any Tax period (or portion thereof) ending on or before the Closing Date;

          (h) all insurance policies or rights to proceeds thereof relating to the assets, properties, business or operations of Seller; and

          (i) any rights, claims or causes of action of Seller against third parties relating to assets, properties, business or operations of Seller arising out of events occurring on or prior to the Closing Date unless the same relate to Purchased Assets or Assumed Liabilities.

     2.3 Assumption of  Liabilities.  On the terms and subject to the conditions
         --------------------------
set forth in this Agreement, at the Closing Purchaser shall assume, effective as of the Closing, and shall timely perform and discharge in accordance with their respective terms, only the following liabilities of Seller (collectively, the "Assumed Liabilities"):
 -------------------

          (a) all Liabilities of Seller under the Designated Contracts which relate to periods of time after the Closing Date;

          (b) all Liabilities assumed by Purchaser pursuant to Article IX;

          (c) Liabilities arising from the sale of Products in the Ordinary Course of Business pursuant to product warranties, product returns and rebates for any claim asserted after the Closing Date, provided that the events or facts giving rise to any such claim occurred after the commencement of the Bankruptcy Case.

          (d) accounts payable incurred in the Ordinary Course of Business existing on the Closing Date for which Purchaser has received a deduction to Net Working Capital hereunder (including, for the avoidance of doubt, (i) invoiced accounts payable and (ii) accrued but uninvoiced accounts payable) but only to the extent such amounts have been deducted from Net Working Capital; and

          (e) all Liabilities with respect to the Business, the Purchased Assets or the Transferred Employees only to the extent relating to Purchaser's operation of its business arising after the Closing.

     2.4 Excluded  Liabilities.  Purchaser  will not assume or be liable for any
         ---------------------
Excluded  Liabilities.  "Excluded  Liabilities"  shall mean all  Liabilities  of
                         ---------------------
Seller arising out of, relating to or otherwise in respect of the Purchased Assets or the Business (as currently or previously conducted) other than Assumed Liabilities. Without limiting the generality of the foregoing, the Excluded Liabilities shall include the following:

          (a)  all  Liabilities  arising  out  of  Excluded  Assets,   including
Contracts that are not Designated Contracts;

          (b) except as otherwise provided in Section2.3(e), all Liabilities for
                                              -------------
Taxes (i) for all taxable periods in the case of Seller and any of its Affiliates, and in the case of Taxes relating to the Excluded Assets, (ii) for all taxable periods (or portions thereof) ending on or prior to (or, to the extent attributable to the portion of such period ending on the Closing Date, including) the Closing Date, in the case of Taxes relating to the Purchased Assets and (iii) under any Tax allocation, sharing or similar agreement (whether oral or written);

          (c) Liabilities in existence or arising out of actions occurring or conditions existing prior to the Closing Date except to the extent said Liabilities have been deducted from Net Working Capital hereunder;

          (d)  all  intercompany  obligations,   liabilities  and  Indebtedness,
including any note Indebtedness, owed to or by Seller to or by any Affiliates of Seller;

          (e) all Liabilities relating to amounts required to be paid by Seller hereunder;

          (f) all Liabilities under or relating to the Employee Plans whether arising prior to, on or after the Closing Date except as set forth in Article IX;

          (g) all Liabilities relating to the employment by any Seller (or any ERISA Affiliate thereof) of Employees or any former employee or any termination of such employment in violation of the terms of this Agreement;

          (h) Any Liabilities relating to Employees not expressly assumed by Purchaser pursuant to Section 9.2;
                      -----------

          (i) any liability or obligation with respect to any litigation set forth on Schedule 5.14; and
         -------------

          (j) any liability or obligation of Seller to third parties which (i) relate to general liability claims customarily covered by a CGL insurance policy or (ii) arise under or relate to any Environmental Laws and, in each case, which occur prior to the Closing Date.

     2.5 Cure Amounts.
         ------------

          At Closing and pursuant to Section 365 of the Bankruptcy Code, Seller shall assume and assign to Purchaser and Purchaser shall assume from Seller, the Designated Contracts, Personal Property Leases and Real Property Leases. The Cure Costs, as determined by the Bankruptcy Court, if any, necessary to cure all defaults, if any, and to pay all actual or pecuniary losses that have resulted from such defaults under the Designated Contracts, Personal Property Leases and Real Property Leases, shall be paid by Seller on or before Closing and Purchaser shall have no liability therefor.

     2.6 Further Conveyances and Assumptions.
         -----------------------------------

          (a) From time to time following the Closing, Seller shall, or shall cause its Affiliates to, make available to Purchaser such non-confidential data in personnel records of Transferred Employees as is reasonably necessary for Purchaser to transition such employees into Purchaser's records.

          (b) From time to time following the Closing, Seller and Purchaser shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquaintances and such other instruments, and shall take such further actions, as may be reasonably necessary or appropriate to assure fully to Purchaser and its respective successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Purchaser under this Agreement and the Seller Documents and to assure fully to Seller and its Affiliates and their successors and assigns, the assumption of the liabilities and obligations intended to be assumed by Purchaser under this Agreement and the Seller Documents, and to otherwise make effective the transactions contemplated hereby and thereby.

     2.7 Bulk Sales Laws.  Purchaser hereby waives compliance by Seller with the
         ---------------
requirements and provisions of any "bulk-transfer" Laws of any jurisdiction that may otherwise be applicable with respect to the sale and transfer of the Purchased Assets to Purchaser. Pursuant to section 363(f) of the Bankruptcy Code, the transfer of the Purchased Assets shall be free and clear of any interests in the Purchased Assets, including any Liens or claims arising out of the bulk transfer laws, and the parties shall take such steps as may be necessary or appropriate to so provide in the Sale Order.

                                   ARTICLE 3

                                  CONSIDERATION

     3.1  Consideration.  The aggregate  consideration  for the Purchased Assets
          -------------
shall be (a) an amount  in cash  equal to  $8,300,000  (the  "Purchase  Price"),
                                                              ---------------
subject  to  adjustment  as  provided  in  Sections  3.4  and  3.5,  and (b) the
                                           -----------------------
assumption of the Assumed Liabilities.

     3.2 Purchase Price Deposit. Upon the execution of this Agreement,  pursuant
         ----------------------
to the terms of the Purchaser Deposit Escrow Agreement, Purchaser shall immediately deposit with the Escrow Agent the sum of Five Hundred Thousand Dollars ($500,000) by wire transfer of immediately available funds (the "Purchaser Deposit"), to be released by the Escrow Agent and delivered to either
 -----------------
Purchaser or Seller, in accordance with the provisions of the Purchaser Deposit Escrow Agreement. Pursuant to the Purchaser Deposit Escrow Agreement, the Purchaser Deposit and the accrued investment income thereon shall be distributed as follows:

     (a) if the Closing shall occur, (i) the Purchaser Deposit shall be applied towards the Purchase Price payable by Purchaser to Seller under Section 3.3
                                                                     -----------
hereof and the Escrow Agent shall deliver the Purchaser Deposit by wire transfer of immediately available funds into an account designated by Seller pursuant to the terms of the Purchaser Deposit Escrow Agreement and (ii) all accrued investment income thereon shall be delivered to Purchaser at the Closing;

     (b) if this  Agreement  is validly  terminated  by the Seller  pursuant  to
Section  4.4(f),  the Purchaser  Deposit,  together with all accrued  investment
---------------
income thereon, shall be delivered to Seller; or

     (c) if this Agreement is validly terminated (i) by Purchaser pursuant to Sections 4.4(c) or 4.4(e), or (ii) by Seller pursuant to Section 4.4(d), or
----------------    ------                                  --------------
(iii) by  Purchaser or Seller  pursuant to Sections  4.4(a),  4.4(b),  4.4(g) or
                                           ----------------   ------   ------
4.4(h),  the  Purchaser  Deposit,  together with all accrued  investment  income
-----
thereon, shall in each case be returned to Purchaser.

     3.3 Payment of Purchase Price.
         -------------------------

     (a) On the Closing Date, Purchaser shall pay the Purchase Price (less the Purchaser Deposit, the Indemnity Escrow Amount and the Severance Escrow Amount) to Seller, which shall be paid by wire transfer of immediately available funds into an account designated by Seller.

     (b) On the Closing Date, Purchaser shall pay the Indemnity Escrow Amount and the Severance Escrow Amount to the Escrow Agent to be held pursuant to the terms of the Indemnity Escrow Agreement.

     (c) The amount of any Adjustment or Revised Adjustment to the Purchase Price shall be paid to Seller (in the case of a Working Capital Surplus) or

Purchaser (in the case of a Working Capital Shortfall), as the case may be, in immediately available funds within three (3) Business Days after such amount is finally determined as provided in Section 3.4(b)(ii).
                                  ------------------

     3.4 Purchase Price Adjustment.
         -------------------------

          (a) Closing Date Balance Sheet Adjustment. The Purchase Price shall be
              -------------------------------------
adjusted  following  the Closing and the  completion of the Closing Date Balance
Sheet to the extent that Seller's Net Working Capital as reflected on the Closing Date Balance Sheet is more than or less than $3,200,000. The Net Working Capital shall be determined using the same accounts, accounting methods, accounting practices, assumptions (including, without limitation, discount rates and reserve amounts), policies and methodologies as were used in computing the $3,200,000 estimate of Net Working Capital all of which have been and shall be in accordance with GAAP. The Seller agrees from the date hereof it shall not (i) discount any products sold other than in a manner consistent with historical practices (both in amount and timing of discount); (ii) materially change its sales practices; or (iii) alter its revenue recognition practices.

          (b) Seller shall prepare and deliver a balance sheet dated as of the Closing Date (the "Closing Date Balance Sheet"), as soon as practical, but in
                   ---------------------------
all cases, within ten (10) Business Days after the Closing Date. Such Closing Date Balance Sheet shall be prepared by Seller's accountants in accordance with GAAP and applied consistently with past accounting practices of Seller. Purchaser will have the opportunity to observe and audit the preparation of the Closing Date Balance Sheet. If the Closing Date Balance Sheet establishes that Seller's Net Working Capital is more or less than $3,200,000, then, in that event, the Purchase Price shall be increased or decreased dollar-for-dollar (the "Adjustment") by the amount of the excess or deficiency. Thus, for example, if
 ----------
the Closing  Date Balance  Sheet shows Net Working  Capital of  $3,450,000,  the
Purchase Price shall be increased by $250,000. If, on the other hand, the Closing Date Balance Sheet shows Net Working Capital of $2,950,000, the Purchase Price shall be reduced by $250,000.

               (i) Seller shall deliver notice of any proposed Adjustment and a copy of the Closing Date Balance Sheet (the "Adjustment Notice") to Purchaser
                                               ------------------
within ten (10) Business Days following Closing as provided above. During the next ten (10) Business Days following delivery of the Adjustment Notice, Purchaser shall have the right to inspect, audit and make extracts from all of the records and books of account of Seller relating to the preparation of the Closing Date Balance Sheet for purposes of verifying the Closing Date Balance Sheet and the amount of any Adjustment to the Purchase Price pursuant to this
Section 3.4, at reasonable  times during  business  hours,  upon advance written
-----------
notice to Seller.

               (ii) Purchaser shall have ten (10) Business Days from the receipt of the Adjustment Notice to notify Seller if it disputes the Closing Date Balance Sheet and the amount of the Adjustment. If Seller does not receive notice of any such dispute within such ten-Business-Day period, the Adjustment amount contained in the Adjustment Notice shall be final and shall be due and payable within three Business Days. If, however, Purchaser has delivered notice of such a dispute to Seller within such ten-Business-Day period, then Purchaser and Seller shall negotiate in good faith to resolve any issues relating to the Closing Date Balance Sheet and the Adjustment. If the parties are unable to resolve their dispute within thirty (30) days after delivery of Purchaser's notice of dispute, Seller and Purchaser shall mutually agree upon an independent certified public accounting firm that does not provide services to Seller or Purchaser (the "Third Party Firm") to review the Closing Date Balance Sheet, the
                ----------------
amount of the disputed Adjustment and related information to determine the amount of the Adjustment. The Third Party Firm shall make and deliver to Seller and Purchaser its written determination of the disputed items and the Adjustment (the "Revised Adjustment") within twenty (20) Business Days after the
       --------------------
appointment of the Third Party Firm to review such disputed items in connection with the Adjustment. The determination of the Third Party Firm shall be final and binding on the parties hereto. Seller and Purchaser shall each pay one half of the costs of the Third Party Firm. The amount of the Revised Adjustment shall be paid to Seller or Purchaser, as the case may be, within three (3) Business Days after receipt of the written report of the Third Party Firm.

               (iii) The value of Inventory to be included on the Closing Date Balance Sheet shall be determined as follows: On the last Business Day preceding the Closing Date, representatives of Seller and Purchaser shall conduct a physical count of the Inventory for the purpose of determining the quantities and merchantability of the Inventory. The merchantable Inventory shall be valued at the lower of Seller's invoice cost or market value and the total shall be shown as Inventory on the Closing Date Balance Sheet.

     3.5 Utilities.  Utility meters for utility services payable by Seller shall
         ---------
be read on or immediately prior to the Closing Date, if possible, and the amounts due as disclosed by such readings shall be paid by Seller (otherwise, all utility charges and billings shall be prorated as of the Closing Date).

     3.6 Title Insurance; Recording Fees; Surveys.
         ----------------------------------------

          (a) Purchaser shall bear and pay the title insurance premiums and charges. Purchaser shall bear and pay all recording costs associated with the conveyance of the Owned Real Property. Seller and Purchaser shall each pay their respective legal fees and expenses and the cost of performance of each of their respective obligations under this Agreement.

          (b) Purchaser shall (i) be responsible for the cost of the surveys of the Owned Real Property and (ii) provide Seller with copies of such surveys, if any, within two (2) Business Days of Purchaser's receipt thereof.

                                   ARTICLE 4

                             CLOSING AND TERMINATION

     4.1  Closing  Date.  Subject  to the  satisfaction  of the  conditions  set
          -------------

forth in Sections 10.1, 10.2 and 10.3 hereof (or the waiver thereof by the party entitled to waive that condition), the closing of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities provided for in
Article 2 hereof  (the  "Closing")  shall  take  place at the  offices  of Weil,
                         -------
Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York (or at such other place as the parties may designate in writing) at 10:00 a.m. (New York City time) on the date that is two (2) Business Days following the satisfaction or waiver of the conditions set forth in Article 10, unless another time or date, or both, are agreed to in writing by the parties hereto. The date on which the Closing shall be held is referred to in this Agreement as the "Closing
                                                                         -------
Date."
----

     4.2  Deliveries  by  Seller.  At  the  Closing,  Seller  shall  deliver  to
          ---------------------
Purchaser:

          (a) a duly executed bill of sale in form reasonably satisfactory to Purchaser and Seller;

          (b) duly executed assignment and assumption agreement in form reasonably satisfactory to Purchaser and Seller and duly executed assignments of the U.S. trademark registrations and applications included in the Purchased Intellectual Property, in a form suitable for recording in the U.S. trademark office, and general assignments of all other Purchased Intellectual Property;

          (c) the officer's certificate required to be delivered pursuant to Sections 10.1(a) and 10.1(b);

          (d) a certified copy of the Sale Order; and

          (e) special warranty deeds in recordable form so as to convey good and marketable, fee simple title to the Owned Real Property to Purchaser free and clear of all Liens except Permitted Exceptions;

          (f) a duly executed counterpart signature page to the Indemnity Escrow Agreement;

          (g) a certification (a "FIRPTA  Certificate") of non-foreign status as
                                  -------------------
set forth in Treasury Regulation 1.1445-2(b), executed by each transferor of a United States real property interest (as defined in Code section 897(c)).

          (h) all other instruments of conveyance and transfer, in form and substance reasonably acceptable to Purchaser, as may be necessary to convey the Purchased Assets to Purchaser, free and clear of all Liens, claims and encumbrances other than Permitted Exceptions and Assumed Liabilities.

     4.3  Deliveries  by  Purchaser.  At the Closing,  Purchaser  shall  deliver
          -----------------------
to Seller:

          (a) a duly executed assignment and assumption agreement in form reasonably satisfactory to Purchaser and Seller;

          (b) the Purchase Price (less the Purchaser Deposit, the Indemnity Escrow Amount and the Severance Escrow Amount, which Indemnity Escrow Amount and Severance Escrow Amount shall be deposited by Purchaser with the Escrow Agent at Closing), in immediately available funds, as set forth in Section 3.3 hereof;
                                                          -----------

          (c) a duly executed counterpart signature page to the Indemnity Escrow Agreement; and

          (d) the officer's certificate required to be delivered pursuant to Sections 10.2(a) and 10.2(b).

     4.4  Termination  of Agreement.  This  Agreement  may be  terminated  prior
          ------------------------
to the Closing as follows:

          (a) by Purchaser or Seller, if the Closing shall not have occurred by the close of business on January 31, 2004 (the "Termination Date"); provided,
                                                 -----------------     --------
however, that, if the Closing shall not have occurred because the Sale Order has
-------
not been entered by the Bankruptcy Court and if all other conditions to the respective obligations of the parties to close hereunder that are capable of being fulfilled by the Termination Date shall have been so fulfilled or waived, then no party may terminate this Agreement prior to February 28, 2004; provided,
                                                                       --------
further,  that  if  the  Closing  shall  not  have  occurred  on or  before  the
-------
Termination Date due to a material breach of any representations, warranties, covenants or agreements contained in this Agreement by Purchaser or Seller, then the breaching party may not terminate this Agreement pursuant to this Section
                                                                         -------
4.4(a);
------

          (b) by mutual written consent of Seller and Purchaser;

          (c) by  Purchaser,  if (i) a  Termination  Condition  (as  defined  in
Section 8.9) occurs or (ii) any of the conditions to the obligations of Purchaser set forth in Sections 10.1 and 10.3 shall have become incapable of
                        --------------     ----
fulfillment other than as a result of a breach by Purchaser of any covenant or agreement contained in this Agreement, and such condition is not waived by Purchaser;

          (d) by Seller, if any condition to the obligations of Seller set forth in Sections 10.2 and 10.3 shall have become incapable of fulfillment other than
   -------------     ----
as a result of a breach by Seller of any covenant or agreement contained in this Agreement, and such condition is not waived by Seller;

          (e) by Purchaser, if there shall be a breach by Seller of any representation or warranty, or any covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in Section
                                                                         -------
10.1 or 10.3 and  which  breach  cannot  be  cured or has not been  cured by the
----    ----
earlier of (i) twenty (20) Business Days after the giving of written notice by Purchaser to Seller of such breach and (ii) the Termination Date;

          (f) by  Seller,  if  there  shall  be a  breach  by  Purchaser  of any representation or warranty, or any covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in Section
                                                                         -------
10.2 or 10.3 and  which  breach  cannot  be  cured or has not been  cured by the
----    ----
earlier of (i) twenty (20) Business Days after the giving of written notice by Seller to Purchaser of such breach and (ii) the Termination Date;

          (g) by Seller or Purchaser if there shall be in effect a final nonappealable Order of a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; or

          (h) by Purchaser or Seller, if the Bankruptcy Court shall have approved a Competing Bid, subject to the limitations set forth in the Bidding Procedures Order and subject to Purchaser's right to payment of the Break-Up Fee in accordance with the provisions of Section 7.1.
                                     -----------

     4.5  Procedure  Upon   Termination.   In  the  event  of  termination   and
          -----------------------------
abandonment  by  Purchaser or Seller,  or both,  pursuant to Section 4.4 hereof,
                                                             -----------
written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate, and the purchase of the Purchased Assets hereunder shall be abandoned, without further action by Purchaser or Seller. If this Agreement is validly terminated as provided herein each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

     4.6 Effect of Termination.
         ---------------------

          (a) In the event that this Agreement is validly terminated in accordance with Section 4.4, then each of the parties shall be relieved of their
                -----------
duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to Purchaser or Seller; provided, however, that the obligations of the parties set forth in
         --------   -------
Sections 4.5, 7.1, 8.4 and Article 13 hereof shall survive any such  termination
------------  ---  ---     ----------
and shall be  enforceable  hereunder.

          (b) Nothing in this Section 4.6 shall  relieve  Purchaser or Seller of
                              -----------
any liability for a breach of this Agreement prior to the date of termination. The damages recoverable by the non-breaching party shall include all attorneys' fees reasonably incurred by such party in connection with the transactions contemplated hereby.

          (c) The Confidentiality Agreement shall survive any termination of this Agreement and nothing in this Section 4.6 shall relieve Purchaser or Seller
                                   -----------
of their obligations under the Confidentiality Agreement. If this Agreement is validly terminated in accordance with Section 4.4(f), Purchaser agrees that the
                                      -------------
prohibition in the Confidentiality Agreement restricting Purchaser's ability to solicit any employee of Seller to join the employ of Purchaser or any if its

Affiliates shall be extended to a period of three (3) years from the date of this Agreement.

                                   ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as of the date hereof and as of the Closing Date that:

     5.1 Organization and Good Standing.
         ------------------------------

          (a) Except as a result of the commencement of the Bankruptcy Case, Agway is a company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. Agway is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing would not reasonably be expected to have a Material Adverse Effect.

          (b) Except as a result of the commencement of the Bankruptcy Case, CBA is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as now conducted. CBA is duly qualified or authorized to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing would not reasonably be expected to have a Material Adverse Effect.

     5.2 Authorization of Agreement.  Subject to entry of the Sale Order, Seller
         --------------------------
has all requisite power, authority and legal capacity to execute and deliver this Agreement and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by Seller in connection with the consummation of the transactions contemplated by this Agreement (the "Seller
                                                                          ------
Documents"),  to  perform  its  obligations  hereunder  and  thereunder  and  to
---------
consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Seller Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or limited liability company (as the case may be) action on the part of Seller. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by Seller and (assuming the due authorization, execution and delivery by the other parties hereto and thereto, the entry of the Sale Order, and, with respect to

Seller's  obligations  under  Section 7.1,  the entry of the Bidding  Procedures
                              -----------
Order) this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     5.3 Conflicts; Consents of Third Parties.
         ------------------------------------

          (a)  Subject  to entry of the Sale  Order  and  except as set forth on
Schedule 5.3(a),  none of the execution and delivery by Seller of this Agreement
---------------
or the Seller Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by Seller with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or give rise to any obligation of Seller to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under any provision of (i) the certificate of incorporation, bylaws, certificate of formation, operating agreement or comparable organizational documents of Seller; (ii) any Contract or Permit to which Seller is a party or by which any of the properties or assets of Seller are bound, except to the extent any of the foregoing is not enforceable due to operation of applicable bankruptcy law or the Sale Order; (iii) any Order of any court, Governmental Body or arbitrator applicable to Seller or any of the properties or assets of Seller as of the date hereof; or (iv) any applicable Law, other than, in the case of clauses (ii), (iii) and (iv), such conflicts, violations, defaults, terminations, cancellations or accelerations that would not reasonably be expected to have a Material Adverse Effect.

          (b)  Except as set  forth on  Schedule  5.3(b),  no  consent,  waiver,
                                        ----------------
approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Seller in connection with the execution and delivery of this Agreement or the Seller Documents, the compliance by Seller with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or the taking by Seller of any other action contemplated hereby, except for (i) the entry of the Sale Order, (ii) the entry of the Bidding Procedures Order with respect to Seller's obligations under Section 7.1, and (iii) for such other consents,
                              ------------
waivers, approvals, Orders, Permits, authorizations, declarations, filings and notifications, the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect.

     5.4 Financial  Statements.  Seller has delivered to Purchaser copies of (i)
         ---------------------
the unaudited balance sheet of the Business as at June 30, 2003, 2002 and 2001 and the related unaudited statements of income and of cash flows of the Business for the years then ended and (ii) the unaudited consolidated balance sheet of the Business as at September 30, 2003 and the related statements of income and of cash flows of the Business for the three-month period then ended (such unaudited statements, including the related notes and schedules thereto, are referred to herein as the "Financial Statements"). Each of the Financial Statements has been prepared in accordance with GAAP consistently applied without modification of the accounting principles used in the preparation thereof throughout the periods presented and presents fairly in all material respects the consolidated financial position, results of operations and cash flows of the Business as at the dates and for the periods indicated therein, subject to normal year-end adjustments and the absence of complete notes in the case of the unaudited statements.

          For the purposes hereof, the unaudited balance sheet of the Business as at September 30, 2003 is referred to as the "Balance Sheet" and September 30,
                                                -------------
2003 is referred to as the "Balance Sheet Date."
                            ------------------

     5.5 No Undisclosed Liabilities. The Business has no material Liabilities of
         --------------------------
any kind that would have been required to be reflected in, reserved against or otherwise described in the Balance Sheet or the notes thereto in accordance and consistent with the past practices of Seller other than (i) Liabilities incurred in the Ordinary Course of Business since the Balance Sheet Date, (ii) Liabilities incurred in connection with the transactions contemplated hereby,
(iii) Excluded Liabilities and (iv) Liabilities that would not reasonably be expected have a Material Adverse Effect. All rebates, discounts and other concessions to customers are reflected on the balance sheet of the Seller or are otherwise disclosed on Schedule 5.5, attached hereto and made a part hereof.
                       ------------

     5.6 Absence of Certain  Developments.  Except as expressly  contemplated by
         --------------------------------
this Agreement or as set forth on Schedule 5.6, since the Balance Sheet Date (i)
                                  ------------
Seller has conducted  the Business  only in the Ordinary  Course of Business and
(ii) there has not been any event, change, occurrence or circumstance that has had, or would be likely to have, a Material Adverse Effect.

     5.7 Taxes.
         -----

          (a) Except as set forth on Schedule  5.7,  and except for matters that
                                     -------------
would not reasonably be expected to have a Material Adverse Effect, with respect to the Business, (i) Seller has timely filed all Tax Returns required to be filed with the appropriate Tax Authorities in all jurisdictions in which such Tax Returns are required to be filed (taking into account any extension of time to file granted or to be obtained on behalf of Seller); and (ii) all Taxes shown to be payable on such Tax Returns have been paid.

          (b) Seller is not a Foreign Person within the meaning of Section 1445 of the Code.

     5.8 Real Property.
         -------------

          (a)  Schedule  5.8(a) sets forth a complete  list of (i) all  material
               ----------------
real property and interests in real property owned in fee-simple by Seller and used exclusively in connection with the Business (individually, an "Owned Real
                                                                      ----------
Property" and collectively,  the "Owned Real Properties"), and (ii) all material
--------                          ---------------------
real property and interests in real property leased by Seller and used exclusively in connection with the Business (the "Leased Real Property"). Seller
                                                  --------------------
has made available to Purchaser true, correct and complete copies of all such leases, together with all amendments and modifications related thereto, or, in the case of any oral lease agreements, a summary of the rent and term of such oral lease agreements for each Leased Real Property (each a "Real Property
                                                                  --------------
Lease" and collectively,  the "Real Property Leases"). Seller has an enforceable
-----                          --------------------
and valid leasehold interest under each of the Real Property Leases, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Seller is not in default, nor to the knowledge of Seller is any other party in default, nor has Seller received any written notice of any default or event that with notice or lapse of time, or both, would constitute a default by Seller or any other Person under any of the Real Property Leases, except defaults which Seller is obligated to cure as of the Closing Date pursuant to Section 2.5 hereof, or are
                                                   ------------
unenforceable  due to the  operation of  applicable  bankruptcy  law or the Sale
Order.

          (b) Except as set forth on Schedule  5.8(b),  each such parcel of real
                                     ----------------
property abuts on or has direct, permanent vehicular access to a public road, and has access to public utilities, in each case as is necessary for the conduct of Business as heretofore conducted.

          5.9 Tangible Personal Property.  Schedule 5.9 sets forth all leases of
              --------------------------   ------------
personal  property  ("Personal  Property  Leases")  involving annual payments in
                      --------------------------
excess of $15,000 relating to personal property used by Seller in the Business. Seller has an enforceable and valid leasehold interest under each of the Personal Property Leases under which it is a lessee, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Seller has not received any written notice of any default or event that with notice or lapse of time or both would constitute a default by Seller or any other Person under any of the Personal Property Leases, except for defaults which Seller is obligated to cure as of the Closing Date pursuant to Section 2.5 hereof, or are unenforceable due to the operation
                 -----------
of applicable  bankruptcy law or the Sale Order. Except as set forth in Schedule
                                                                        --------
5.9,  Purchaser will be vested with good title to all personal property owned by
---
Seller and used exclusively in the Business, free and clear of all Liens, other than Permitted Exceptions, pursuant to Section 363(f) of the Bankruptcy Code.

     5.10  Intellectual  Property.  Schedule  5.10 sets  forth  an accurate  and
           ----------------------   --------------
complete list of all material (i) Patents, (ii) registered Marks and applications for registration of Marks and (iii) registered Copyrights, which in the case of each of the foregoing clauses (i) through (iii) are owned by Seller and included in the Purchased Intellectual Property. Except as set forth in
Schedule  5.10,  Seller owns or  possesses  licenses or other  rights to use all
--------------
material Purchased Intellectual Property.  Except as set forth on Schedule 5.10,
                                                                  -------------
as of the date hereof, the material Purchased Intellectual Property are not the subject of any pending challenge received by Seller in writing.

    5.11  DESIGNATED CONTRACTS.
           ---------------------

          (a)  Schedule  5.11(a) sets forth all of the  Designated  Contracts to
               -----------------
which Seller is a party or by which it is bound and that are primarily related to the Business or by which the Purchased Assets may be bound or affected.

          (b) Subject to entry of the Sale Order and the assumption and assignment of the Designated Contracts, and except as set forth on Schedule5.11(b), each of the Designated Contracts is in full force and effect and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), except where the failure to be so in full force and effect, legal, valid and binding or enforceable would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule5.11(b), Seller has not received any written notice of any default or
--------------
event that with notice or lapse of time or both would constitute a default by Seller under any Designated Contract, other than defaults which Seller is obligated to cure as of the Closing Date pursuant to Section 2.5 hereof, or are
                                                     -----------
unenforceable  due to the  operation of  applicable  bankruptcy  law or the Sale
Order.

    5.12  EMPLOYEE BENEFITS.   Seller  has  made  available to Purchaser (i) all
          -----------------
material "employee benefit plans", as defined in Section 3(3) of ERISA, and all other material employee benefit arrangements or payroll practices, including, without limitation, bonus plans, consulting or other compensation agreements, incentive, equity or equity-based compensation, or deferred compensation arrangements, stock purchase, severance pay, sick leave, vacation pay, salary continuation, disability, hospitalization, medical insurance, life insurance, scholarship programs maintained by Seller or to which Seller contributed or is obligated to contribute thereunder for current or former employees of Seller (the "Employee Benefit Plans"), and (ii) all "employee
                            ------------------------
pension plans", as defined in Section 3(2) of ERISA, subject to Title IV of ERISA or Section 412 of the Code, maintained by Seller and any trade or business (whether or not incorporated) which are or have ever been under common control, or which are or have ever been treated as a single employer, with Seller under
Section 414(b), (c), (m) or (o) of the Code ("ERISA Affiliate") or to which Seller and any ERISA Affiliate contributed or has ever been obligated to
                 ----------------
contribute  thereunder  (the "Title IV  Plans").  Seller has made  available  to
                              ---------------
Purchaser each Title IV Plan which is a multiemployer plan as defined in Section 3(37) of ERISA ("Multiemployer Plans") or has been subject to Sections 4063 or
                  --------------------
4064 of ERISA ("Multiple Employer Plans").
                -----------------------
    5.13   Labor.
           -----

          (a) Seller is not a party to any labor or collective bargaining agreement in connection with the Employees.

          (b) Except as set forth on Schedule  5.13(b) there are no (i) strikes,
                                     -----------------
work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the Knowledge of Seller, threatened against or involving Seller, except as would not reasonably be expected to have a Material Adverse Effect. There are no unfair labor practice charges, grievances or complaints pending or, to the Knowledge of Seller, threatened by or on behalf of any employee or group of employees of Seller, except as would not reasonably be expected to have a Material Adverse Effect.

    5.14   LITIGATION. Except as set forth in Schedule 5.14,  there are no Legal
           ----------                         -------------
Proceedings pending or, to the Knowledge of Seller, threatened against Seller before any Governmental Body, which, if adversely determined, would have a Material Adverse Effect.

    5.15   COMPLIANCE WITH LAWS.
           --------------------

          (a) Seller is in compliance with all Laws of any Governmental Body applicable to their respective operations or assets or the Business, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.15, Seller has not
                                                  -------------
received any written notice of or been charged with the violation of any Laws, including any disputes or issues raised under PACA, except where such violation would not reasonably be expected to have a Material Adverse Effect.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, (i) to the Knowledge of Seller, Seller has not engaged in any misbranding, mislabeling or other related activities in connection with the Business, and (ii) as of the date hereof, Seller has not received any notice or other communication from any third party (including any Governmental Body) or Employee alleging any such misbranding or mislabeling activities with respect to the Business.

    5.16   ENVIRONMENTAL MATTERS.  Except as set forth on  Schedule  5.16 hereto
           ---------------------                           --------------
and except in each case as would not reasonably be expected to have a Material Adverse Effect:

          (a) the Purchased Assets, the Business and the operations of Seller are and have been in compliance with all applicable Environmental Laws and all Permits issued pursuant to Environmental Laws or otherwise;

          (b) Seller has obtained all Permits required under all applicable Environmental Laws necessary to operate the Purchased Assets and the Business;

          (c) None of the Purchased Assets, the Business or Seller is the subject of any, and to its knowledge there is no outstanding order, claim, notice, demand for information, penalty or Contract with or received from any Governmental Body or other third party relating to (i) Environmental Laws, (ii) Remedial Action or (iii) any Release or threatened Release of a Hazardous Material;

          (d) Seller has not received any communication alleging either or both that Seller, the Purchased Assets or the Business may be in violation of any

Environmental Law, or any permit issued pursuant to Environmental Law, or may have any liability under any Environmental Law; and

          (e) There are no Liabilities of Seller arising under or relating to any Release, Remedial Action or Environmental Law, and there are no investigations of the Purchased Assets or the Business, or of any currently owned, operated or leased property of Seller, pending or to the knowledge of Seller threatened which would reasonably be expected to result in the imposition of any Liability relating to any Environmental Law.

          (f) To the Knowledge of Seller, Seller has made available the most recent environmental investigation, study, audit, test, review or other analysis of which Seller has knowledge in relation to the Business or the Purchased Assets or any other currently owned, leased or operated property of Seller.

    5.17   FINANCIAL  ADVISORS. Except as set forth on Schedule  5.17, no Person
           -------------------                         --------------
has acted, directly or indirectly, as a broker, finder or financial advisor for Seller in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment from Purchaser in respect thereof.

    5.18  RECEIVABLES.  All  Accounts  Receivable  of  Seller  included  in  the
          -----------
Purchased Assets arose from transactions in the ordinary course of Seller's Business. The Accounts Receivable reflect adequate reserves, write-downs and write-offs for doubtful accounts.

    5.19  NO OTHER REPRESENTATIONS OR WARRANTIES;  SCHEDULES.   Except  for  the
          --------------------------------------------------
representations and warranties contained in this Article V or in any of the documents executed by Seller in connection with the transactions contemplated by this Agreement (as modified by the Schedules hereto), neither Seller nor any other Person makes any other express or implied representation or warranty with respect to Seller, the Business, the Purchased Assets, the Assumed Liabilities or the transactions contemplated by this Agreement, and Seller disclaims any other representations or warranties, whether made by Seller, any Affiliate of Seller or any of their respective officers, directors, employees, agents or representatives. Except for the representations and warranties contained in this
Article V or in any of the documents executed by Seller in connection with the transactions contemplated by this Agreement hereof (as modified by the Schedules hereto), Seller (i) expressly disclaims and negates any representation or warranty, expressed or implied, at common law, by statute, or otherwise, relating to the condition of the Purchased Assets (including any implied or expressed warranty of merchantability or fitness for a particular purpose, or of conformity to models or samples of materials) and (ii) hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Purchaser or its Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Purchaser by any director, officer, employee, agent, consultant, or representative of Seller or any of its Affiliates). Seller makes no representations or warranties to Purchaser regarding the probable success or profitability of the Business. The disclosure of any matter or item in any Schedule hereto shall not be deemed to constitute an acknowledgment that any such matter is required to be disclosed or is material or that such matter would reasonably be likely to result in a Material Adverse Effect.

                               ARTICLE 6

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser hereby represents and warrants to Seller as of the date hereof and as of the Closing Date that:

    6.1   ORGANIZATION  AND  GOOD STANDING.  Purchaser  is  a limited  liability
          --------------------------------
company duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as now conducted.

    6.2   AUTHORIZATION OF AGREEMENT.   Purchaser  has  full  limited  liability
          --------------------------
company power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (the "Purchaser Documents"), and to
                                                   -------------------
consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser of this Agreement and each Purchaser Document have been duly authorized by all necessary limited liability company action on behalf of Purchaser. This Agreement has been, and each Purchaser Document will be at or prior to the Closing, duly executed and delivered by Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Purchaser Document when so executed and delivered will constitute, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

    6.3   CONFLICTS; CONSENTS OF THIRD PARTIES.
          -------------------------------------

          (a) Except as set forth on Schedule  6.3,  none of the  execution  and
                                     --------------
delivery by Purchaser of this Agreement and of Purchaser Documents, the consummation of the transactions contemplated hereby or thereby, or the compliance by Purchaser with any of the provisions hereof or thereof will (i) conflict with, or result in a violation of, any provision of the certificate of formation or the operating agreement of Purchaser, (ii) conflict with, violate, result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or lapse of time or both) of any material right or obligation of Purchaser under, any Contract or Permit to which Purchaser is a party or by which Purchaser or its properties or assets are bound or (iii) violate any statute, rule, regulation or Order of any Governmental Body applicable to Purchaser or any of the properties or assets of Purchaser or (iv) any applicable Law, except, in the case of clauses (ii), (iii) and (iv), for such violations, breaches, defaults, terminations, cancellations or accelerations as would not have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

          (b) No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Purchaser in connection with the execution and delivery of this Agreement or Purchaser Documents, the compliance by Purchaser with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or the taking by Purchaser of any other action contemplated hereby, or for Purchaser to conduct the Business.

    6.4    LITIGATION.  There  are  no  Legal  Proceedings  pending  or,  to the
           ----------
knowledge of Purchaser, threatened against Purchaser, or to which Purchaser is otherwise a party before any Governmental Body, which, if adversely determined, would reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions hereby. Purchaser is not subject to any Order of any Governmental Body except to the extent the same would not reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

    6.5    FINANCIAL  ADVISORS.  No Person has acted,  directly  or  indirectly,
           --------------------
as a broker, finder or financial advisor for Purchaser in connection with the transactions contemplated by this Agreement and no person is entitled to any fee or commission or like payment in respect thereof.

    6.6    FINANCIAL  CAPABILITY.  Purchaser  (i) has,  and at the Closing  will
           ---------------------
have, sufficient internal funds available to pay the Purchase Price and any expenses incurred by Purchaser in connection with the transactions contemplated by this Agreement, (ii) has, and at the Closing will have, the resources and capabilities (financial and otherwise) to perform its obligations hereunder, and
(iii) has not incurred any obligation, commitment, restriction or Liability of any kind, which would impair or adversely affect such resources and capabilities.

    6.7    CONDITION OF THE  BUSINESS.  Notwithstanding  anything  contained  in
           --------------------------
this Agreement to the contrary, Purchaser acknowledges and agrees that Seller is not making any representations or warranties whatsoever, express or implied, beyond those expressly given by Seller in Article 5 hereof (as modified by the
                                            ---------
Schedules hereto), and Purchaser acknowledges and agrees that, except for the representations and warranties contained therein, the Purchased Assets and the Business are being transferred on a "where is" and, as to condition, "as is" basis. Any claims Purchaser may have for breach of representation or warranty shall be based solely on the representations and warranties of Seller set forth in Article 5 hereof (as modified by the Schedules hereto). Purchaser further
   ---------
represents that no Seller nor any of their Affiliates nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Seller, the Business or the transactions contemplated by this Agreement not expressly set forth in this Agreement, and none of Seller, any of its Affiliates or any other Person will have or be subject to any liability to Purchaser or any other Person resulting from the distribution to Purchaser or its representatives or Purchaser's use of, any such information, including any confidential memoranda distributed on behalf of Seller relating to the Business or other publication or data room information provided to Purchaser or its representatives, or any other document or information in any form provided to Purchaser or its representatives in connection with the sale of the Business and the transactions contemplated hereby.

                               ARTICLE 7

                     BREAK-UP FEE; BANKRUPTCY COURT APPROVAL

    7.1    APPROVAL   OF  BREAK-UP FEE. In  consideration  for Purchaser  having
           ---------------------------
expended considerable time and expense in connection with this Agreement and the negotiation thereof and the identification and quantification of assets of Seller, Seller shall pay Purchaser a break-up fee in an amount equal to (i) Purchaser's expenses in connection with the transactions contemplated by this Agreement, which amount shall not exceed One Hundred Thousand Dollars ($100,000.00) plus (ii) the amount of Two Hundred Thousand Dollars ($200,000.00) (collectively, the "Break-Up Fee") if Purchaser is not the successful bidder at
                     ------------
the sale, on the first Business Day following the date of consummation of a Competing Bid (as hereinafter defined) if no material breach by Purchaser of this Agreement has occurred. Seller shall, within five (5) Business Days of the date of this Agreement, file with and seek the approval of the Bankruptcy Court of the Bidding Procedures Motion, including the Break-Up Fee.

    7.2   COMPETING  TRANSACTION. This Agreement is subject to  approval  by the
          ----------------------
Bankruptcy Court and the consideration by Seller of higher or better competing bids (each a "Competing Bid"). From the date hereof (and any prior time) and
               ---------------
until the transaction contemplated by this Agreement is consummated, Seller is permitted to cause its representatives and Affiliates to initiate contact with, solicit or encourage submission of any inquiries, proposals or offers by, any Person (in addition to Purchaser and its Affiliates, agents and representatives) in connection with any sale or other disposition of the Purchased Assets; provided that Seller shall not enter into any agreement for the sale of any or
--------
all of the Purchased Assets or the Business prior to the date of the Bidding Procedures Order. In addition, Seller shall have the responsibility and obligation to respond to any inquiries or offers to purchase all or any part of the Purchased Assets and perform any and all other acts related thereto which are required under the Bankruptcy Code or other applicable Law, including, without limitation, supplying information relating to the Business and the assets of Seller to prospective purchasers.

    7.3   BANKRUPTCY  COURT  FILINGS.  As  promptly as practicable following the
          --------------------------
execution of this Agreement, Seller shall file with the Bankruptcy Court the Sale Motion and the Bidding Procedures Motion seeking entry of the Sale Order and the Bidding Procedures Order. The Bidding Procedures Order shall expressly
(i) authorize payment of the Break-Up Fee to Purchaser on the first Business Day following the consummation of a Competing Bid; and (ii) provide for an initial overbid amount of $400,000 and for incremental bids of $100,000 thereafter. Purchaser agrees that it will promptly take such actions as are reasonably requested by Seller to assist in obtaining the Sale Order and the Bidding Procedures Order, including furnishing affidavits or other documents or information for filing with the Bankruptcy Court for the purposes, among others, of providing necessary assurances of performance by Purchaser under this Agreement and demonstrating that Purchaser is a "good faith" purchaser under
Section 363(m) of the Bankruptcy Code. Purchaser shall not, without the prior written consent of Seller, file, join in, or otherwise support in any manner whatsoever any motion or other pleading relating to the sale of the Purchased Assets hereunder. In the event the entry of the Sale Order or the Bidding Procedures Order shall be appealed, Seller and Purchaser shall use their respective commercially reasonable efforts to defend such appeal.

                                    ARTICLE 8

                                    COVENANTS

    8.1   ACCESS TO INFORMATION. Seller agrees that, prior to the Closing  Date,
          ----------------------
Purchaser shall be entitled, through its officers, employees and representatives (including, without limitation, its legal advisors and accountants), to make such investigation of the properties, businesses and operations of the Business and such examination of the books and records of the Business, the Purchased Assets and the Assumed Liabilities as it reasonably requests and to make extracts and copies of such books and records. Any such investigation and examination shall be conducted during regular business hours upon reasonable advance notice and under reasonable circumstances and shall be subject to restrictions under applicable Law. Seller shall cause the officers, employees, consultants, agents, accountants, attorneys and other representatives of Seller to cooperate with Purchaser and Purchaser's representatives in connection with such investigation and examination, and Purchaser and its representatives shall cooperate with Seller and its representatives and shall use their reasonable efforts to minimize any disruption to the Business. Notwithstanding anything herein to the contrary, no such investigation or examination shall be permitted to the extent that it would require Seller to disclose information subject to attorney-client privilege or conflict with any confidentiality obligations to which Seller is bound.

    8.2   CONDUCT OF THE BUSINESS PENDING THE CLOSING.
          -------------------------------------------

          (a) Prior to the Closing,  except (1) as set forth on Schedule 8.2(a),
                                                                ---------------
(2) as required by applicable Law, (3) as otherwise contemplated by this Agreement or (4) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed), Seller shall:

               (i) conduct the Business only in the Ordinary Course of Business;

               (ii) use its commercially reasonable efforts to (A) preserve the present business operations, organization and goodwill of the Business, and (B) preserve the present relationships with customers and suppliers of the Business;

               (iii) act in accordance with the Bankruptcy Court's compensation order attached hereto as Exhibit B.
                                   ---------

          (b) Except (1) as set forth on  Schedule  8.2(b),  (2) as  required by
                                          ---------------
applicable Law, (3) as otherwise contemplated by this Agreement or (4) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed), Seller shall not, as it relates to the Business:

               (i) make or rescind any material election relating to Taxes, except as may be required by applicable Law or GAAP, make any material change to any of their methods of accounting or methods of reporting income or deductions for Tax or accounting practice or policy from those employed in the preparation of its most recent Tax Returns;

               (ii) subject any of the Purchased Assets to any Lien, except for Permitted Exceptions;

               (iii) acquire any material properties or assets that would be Purchased Assets or sell, assign, license, transfer, convey, lease or otherwise dispose of any of the Purchased Assets;

               (iv)   enter   into  or  agree  to  enter   into  any  merger  or
          consolidation with, any corporation or other entity;

               (v) cancel or compromise any debt or claim or waive or release any material right of Seller that constitutes a Purchased Asset except in the Ordinary Course of Business;

               (vi) enter into any commitment for capital expenditures in excess
          of  $15,000  for  any  individual   commitment  and  $25,000  for  all
          commitments in the aggregate;

               (vii) hire any additional employees outside of the ordinary course of business or enter into, modify or terminate any labor, collective bargaining, employment or noncompete agreement or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization; or

               (viii) agree to do anything prohibited by this Section 8.2.
                                                              -----------

    8.3   FURTHER  ASSURANCES.  Each  of  Seller  and  Purchaser  shall  use its
          -------------------
commercially reasonable efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement, including, without limitation, the negotiation, execution and delivery of the Indemnity Escrow Agreement.

    8.4   CONFIDENTIALITY.
          ---------------

          (a) Purchaser acknowledges that the information provided to it in connection with this Agreement and the transactions contemplated hereby, other than the structural and tax aspects of the transactions, is subject to the terms of the confidentiality agreement between Purchaser and Seller and/or their respective Affiliate and/or representatives dated May 29, 2003 (the "Confidentiality Agreement"), the terms of which are incorporated herein by
----------------------------
reference. Effective upon, and only upon, the Closing Date, the Confidentiality Agreement shall terminate with respect to information relating solely to the Business or otherwise included in the Purchased Assets; provided, however, that
                                                        --------   -------
Purchaser acknowledges that any and all other Confidential Information provided to it by Seller, its Affiliates or their representatives concerning Seller shall remain subject to the terms and conditions of the Confidentiality Agreement after the Closing Date.

          (b) Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein, as they relate to the transactions described in this Agreement, shall not apply to the Tax structure or Tax treatment of the transactions described in this Agreement, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the Tax structure and Tax treatment of the transactions described in this Agreement and all materials of any kind (including opinions or other tax analysis) that are provided to such party relating to such Tax treatment and Tax structure; provided, however, that such disclosure shall not include the name (or other
--------   -------
identifying information not relevant to the Tax structure or Tax treatment) of any person and shall not include information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

    8.5   PRESERVATION OF RECORDS.  Seller and Purchaser agree that each of them
          -----------------------
shall preserve and keep the records held by it or their Affiliates relating to the Business for a period of seven (7) years from the Closing Date and shall make such records and personnel available to the other as may be reasonably required by such party in connection with, among other things, any insurance claims by, legal proceedings or tax audits against or governmental investigations of Seller or Purchaser or any of their Affiliates or in order to enable Seller or Purchaser to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby. In the event Seller or Purchaser wishes to destroy such records after that time, such party shall first give ninety (90) days prior written notice to the other and such other party shall have the right at its option and expense, upon prior written notice given to such party within that ninety (90) day period, to take possession of the records within one hundred and eighty (180) days after the date of such notice.

    8.6   PUBLICITY.  Neither Seller nor Purchaser shall issue any press release
          ---------
or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of Purchaser or Seller, disclosure is otherwise required by applicable Law or with respect to filings to be made with the Bankruptcy Court in connection with this Agreement or by the applicable rules of any stock exchange on which Purchaser or Seller lists securities, provided that the party intending to make such release shall use its reasonable efforts consistent with such applicable Law or Bankruptcy Court requirement to consult with the other party with respect to the text thereof.

    8.7   CONTACTS WITH SUPPLIERS AND CUSTOMERS.  Prior to the Closing,  without
          -------------------------------------
the prior written consent of Seller, which may be withheld for any reason, Purchaser shall not discuss the terms of this Agreement or of the transactions contemplated hereby with any suppliers to, or customers of, the Business.

    8.8   SUPPLEMENTATION  AND AMENDMENT OF SCHEDULES.  From  time to time prior
          -------------------------------------------
to the Closing, Seller shall have the right to supplement or amend the Schedules with respect to any matter hereafter arising or discovered after the delivery of the Schedules pursuant to this Agreement that, if existing or known at, or occurring prior to, the date of this Agreement, would have been required to be set forth or described in such Schedules. No such supplement or amendment shall have any effect on the satisfaction of the condition to closing set forth in
Section 10.1 (i.e., for purposes of determining whether the conditions set forth
------------
in Section 10.1 have been met,  such  determination  shall not take into account
   ------------
any amendments or  supplements  to the  Schedules);  provided,  however,  if the
                                                     --------   -------
Closing shall occur, then Purchaser shall be deemed to have waived any right or claim pursuant to the terms of this Agreement or otherwise with respect to any and all matters disclosed pursuant to any such supplement or amendment at or prior to the Closing.

    8.9   RISK OF LOSS.
          -----------

          (a) If, prior to the Closing, any Owned Real Property shall be (i) damaged or destroyed by fire or other casualty or (ii) taken as a result of any condemnation or eminent domain proceeding or other similar governmental action, Seller shall promptly notify Purchaser of (x) the estimated cost of restoration of such Owned Real Property with respect to any casualty as determined by written estimate of an independent construction contracting firm chosen by Seller and reasonably acceptable to Purchaser or (y) the estimated loss in value of such Owned Real Property as a result of such condemnation as determined by written estimate of an independent appraisal firm chosen by Seller and reasonably acceptable to Purchaser. In the event of damage by fire or other casualty to the Owned Real Property prior to the Closing, this Agreement shall remain in full force and effect and the Purchase Price shall be reduced by the amount of such damage; provided that there shall be no reduction in the Purchase
                       --------
Price if Seller, at its option and at its sole expense or through the use of insurance proceeds, (A) completely repairs such damage in a manner reasonably acceptable to Purchaser (which Seller shall have no obligation to do) or (B) provides cash or collateral reasonably acceptable to Purchaser that is sufficient to completely repair such damage; provided, further, that if Seller
                                              --------   -------
does not take either of the actions set forth in preceding clauses (A) or (B), the Purchase Price shall be reduced by an amount sufficient to completely repair such damage. If Seller does not take either of the actions set forth in preceding clauses (A) or (B), and the amount that would be sufficient to completely repair such damage is greater than the Purchase Price (a "Termination
                                                                     -----------
Condition"),  then Purchaser  shall have the option to either (1) terminate this
----------
Agreement upon written notice to Seller and the Escrow Agent delivered within twenty (20) Business Days after receipt of written notice from Seller of Seller's election referred to in the preceding sentence, and thereupon this Agreement shall terminate and be of no further force or effect and the parties hereto shall be released from further performance of this Agreement except for the obligations specified to survive termination or (2) accept such Owned Real Property "as is" together with an assignment of all insurance or condemnation proceeds (including business interruption insurance proceeds, if any).

          (b) If Purchaser and Seller cannot agree on the cash value of the repairs with respect to a casualty loss, either Purchaser or Seller may refer such dispute to a mutually agreed upon independent engineer to make such determination. The parties shall cooperate with such independent engineer including providing access to any facilities, books and records needed by the independent engineer to make such determination. The independent engineer shall determine the disputed amounts and report to Seller and Purchaser upon such items. The independent engineer's decision shall be final and binding on the parties. The fees and disbursements of the independent engineer shall be borne equally by Purchaser and Seller.

                                    ARTICLE 9

                         EMPLOYEES AND EMPLOYEE BENEFITS

    9.1   EMPLOYMENT.
          ----------

          (a) Purchaser shall deliver, in writing, an offer of employment to each of the Employees set forth on Schedule 9.1(a)(i) (with a copy to Seller),
                                   ------------------
which employment shall commence immediately following the Closing. Each such offer of employment shall provide comparable salary or hourly wage rate, bonus, cash incentives and position in effect immediately prior to the Closing.

          (b) Purchaser shall deliver, in writing, an offer of employment to each of the Employees set forth on Schedule 9.1(a)(ii), which employment shall
                                   --------------------
commence immediately following the Closing. Each such offer of employment shall be at the same salary or hourly wage rate and position in effect for similarly situated positions at Purchaser immediately prior to the Closing.

          (c) The Employees on Schedules  9.1(a)(i) and (a)(ii) are  hereinafter
                               -------------------      -------
referred to as the "Transferred Employees."
                    ---------------------

          (d) Purchaser shall pay all severance costs payable pursuant to the Employee Plans and arising out of, or in connection with the transactions contemplated by this Agreement as set forth in the CBP severance summary previously provided by Seller to Purchaser. Each of Purchaser and Seller agree that in the event that Purchaser notifies Seller in writing within thirty (30) days after the Closing Date of its election to make any payments in respect of severance costs, (i) Purchaser will notify Seller in writing at least five (5) Business Days prior to making any such payment which notification shall include the amount of such payment to be made by Purchaser and a detailed description of the facts and circumstances giving rise to the obligation to make any such payment and (ii) for any amounts that Purchaser actually pays in respect of the severance costs specified in such notice, Purchaser and Seller shall direct the Escrow Agent under the Severance Escrow Account to reimburse Purchaser up to the Severance Escrow Amount; provided that, with respect to any severance payments made in connection with the Agway Inc. Supplemental Severance Program, Seller shall not be obligated to deliver any such instructions to the Escrow Agent unless and until Purchaser shall have obtained a general release from the recipient of such severance payment releasing Agway and CBA from any and all claims, actions, suits, liabilities, damages, judgments and demands of every kind and nature, whether in law or in equity, whether known or unknown, which exist or may exist on the date thereof or in the future. Each of Purchaser and Seller agree that (i) Seller shall have no liability to Purchaser for any amounts in respect of any such severance costs to the extent that such costs exceed the Severance Escrow Amount and (ii) the Severance Escrow Account shall be Purchaser's sole and exclusive recourse for reimbursement of severance costs paid by Purchaser in accordance with this Section 9.1(d).
                                          -------------

          (e) On the Closing Date, Purchaser shall, on behalf of Seller, pay to the Escrow Agent, in immediately available funds, to the account designated by the Escrow Agent (the "Severance Escrow Account"), an amount equal to $158,000
                       -------------------------
(the "Severance Escrow Amount"),  in accordance with the terms of this AGREEMENT
      -----------------------
and the Indemnity Escrow Agreement to be used solely for the purpose of reimbursing Purchaser for amounts actually paid by Purchaser in accordance with
Section  9.1(d).  On the day that is thirty  (30) days after the  Closing  Date,
---------------
Purchaser and Seller shall direct the Escrow Agent to distribute the Severance Escrow Amount (to the extent not utilized to reimburse Purchaser in respect of severance costs) to Seller, except that the Escrow Agent shall retain an amount equal to the amount of claims for reimbursement of severance costs under this
Section 9.1 asserted prior to such thirtieth (30) day but not yet resolved ("Unresolved Claims"). The Severance Escrow Amount retained for Unresolved
---------------------
Claims shall be released by the Escrow Agent (to the extent not utilized to reimburse Purchaser in respect of severance costs actually paid by Purchaser) upon the resolution thereof.

          (f) STANDARD PROCEDURE.  Pursuant to the "Standard Procedure" provided
              ------------------                    ------------------
in Section 5 of Revenue Procedure 96-60, 1996-2 C.B. 399, (i) Purchaser and Seller shall report on a predecessor/successor basis as set forth therein, (ii) Seller will not be relieved from filing a Form W-2 with respect to any Transferred Employees, and (iii) Purchaser will undertake to file (or cause to be filed) a Form W-2 for each such Transferred Employee with respect to the portion of the year during which such Employees are employed by Purchaser that includes the Closing Date, excluding the portion of such year that such Employee was employed by Seller.

    9.2   EMPLOYEE BENEFITS
          -----------------

          (a) Benefits. Purchaser shall make available to the Transferred Employment employee benefits comparable to those benefits provided to similarly situated employees of Purchaser.

          (b) For purposes of eligibility and vesting (but not benefit accrual) under Purchaser's benefits programs (the "Purchaser Plans"), Purchaser shall
                                            -----------------
credit each Transferred Employee with his or her years of service with Seller and any predecessor entities, to the same extent as such Transferred Employee was entitled immediately prior to the Closing to credit for such service under any similar Employee Benefit Plan. Coverage of pre-existing conditions shall be governed by the terms of the Purchaser Plans.

          (c)  Nothing  contained  in  this  Section  9.2 or  elsewhere  in this
                                             ------------
Agreement shall be construed to prevent the termination of employment of any individual Transferred Employee or any change in the employee benefits available to any individual Transferred Employee.

          (d) Accrued Vacation.  Except as required by applicable Law, Purchaser
              ----------------
shall be responsible for all Liabilities with respect to Transferred Employees attributable to their accrued and unused vacation and personal days through the Closing Date, but only to the extent such Liabilities have been deducted in determining Net Working Capital hereunder; provided, however, that if a
                                                --------   --------
Transferred Employee is terminated without cause, Purchaser shall pay all vacation days accrued through the Closing Date, net of applicable withholding taxes.

          (e) Continuation and Portability of Employee Benefits. Purchaser shall
              -------------------------------------------------
be responsible for administering compliance under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1, as amended, and Health Insurance Portability and Accountability Act of 1996 for those Transferred Employees whose coverage terminates after the Closing.

                                   ARTICLE 10

                              CONDITIONS TO CLOSING

    10.1    CONDITIONS  PRECEDENT TO  OBLIGATIONS  OF  PURCHASER. The obligation
            ----------------------------------------------------
of Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser in whole or in part to the extent permitted by applicable Law):

          (a) The representations and warranties of Seller set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, at and as of the Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date); provided, however, that in the event of a breach of a
                 --------   -------
representation or warranty other than a representation or warranty qualified by Material Adverse Effect, the condition set forth in this Section 10.1(a) shall
                                                           --------------
be deemed satisfied unless the effect of all such breaches of representations and warranties taken together result in a Material Adverse Effect, and Purchaser shall have received a certificate signed by an authorized officer of Seller, dated the Closing Date, to the foregoing effect;

          (b) Seller shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by it prior to the Closing Date, and Purchaser shall have received a certificate signed by an authorized officer of Seller, dated the Closing Date, to the foregoing effect;

          (c) Seller shall have delivered, or caused to be delivered, to Purchaser all items set forth in Section 4.2; and
                                      -------------

          (d) A reputable title insurance company shall be willing to issue to Purchaser an ALTA extended coverage form of owner's title insurance policy (including all endorsements reasonably desired by Purchaser), or binders to issue the same, dated the Closing Date, in substantially the form of the title reports previously delivered to Purchaser, insuring or committing to insure, at ordinary premium rates without any requirement for additional premiums, good and marketable fee-simple title to the Owned Real Property and the Installment Sale Real Property set forth on Schedule 5.8(a) free and clear of any Liens, except
                           ---------------
Permitted Exceptions.

    10.2   CONDITIONS PRECEDENT TO OBLIGATIONS  OF SELLER.  The  obligations  of
           ----------------------------------------------
Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by Seller in whole or in part to the extent permitted by applicable Law):

          (a) The representations and warranties of Purchaser set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, at and as of the Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date); provided, however, that in the event of a breach of a
                 --------   -------
representation or warranty other than a representation or warranty qualified by materiality, the condition set forth in this Section 10.2(a) shall be deemed
                                                ---------------
satisfied unless the effect of all such breaches of representations and warranties taken together result in a material adverse effect of Purchaser, and Seller shall have received a certificate signed by an authorized officer of Purchaser, dated the Closing Date, to the foregoing effect;

          (b) Purchaser shall have performed and complied in all respects with all obligations and agreements required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date, and Seller shall have received a certificate signed by an authorized officer of Purchaser, dated the Closing Date, to the foregoing effect;

          (c) Purchaser shall have delivered, or caused to be delivered, to Seller all items set forth in Section 4.3; and
                              ------------

          (d) Purchaser shall have delivered evidence of the wire transfer referred to in Section 3.3 hereof.
               -----------

    10.3   CONDITIONS PRECEDENT  TO OBLIGATIONS  OF  PURCHASER  AND  SELLER. The
           ----------------------------------------------------------------
respective obligations of Purchaser and Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser and Seller in whole or in part to the extent permitted by applicable Law):

          (a) there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

          (b) the Bankruptcy Court shall have entered the Bidding Procedures Order, in form and substance reasonably acceptable to Seller and Purchaser; and

          (c) the Bankruptcy Court shall have entered the Sale Order and any stay period applicable to the Sale Order shall have expired or shall have been waived by the Bankruptcy Court.

    10.4   FRUSTRATION  OF  CLOSING CONDITIONS. Neither Seller nor Purchaser may
           -----------------------------------
rely on the failure of any condition set forth in Section 10.1, 10.2 or 10.3, as
                                                  ------------  ----    -----
the case may be, if such failure was caused by such party's failure to comply with any provision of this Agreement.

                                   ARTICLE 11

                          SURVIVAL AND INDEMNIFICATION

    11.1   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The parties hereto agree
           ------------------------------------------
that the representations and warranties contained in this Agreement shall survive the Closing for the period of three (3) months from the Closing Date, except that the representations and warranties of Seller set forth in Section
                                                                         -------
5.15(a) (as they relate solely to disputes under PACA) shall survive the Closing
------
for the period of nine (9) months from the Closing Date (in each case, the "Survival Period"), and none of the parties shall have any liability to each
------------------
other after the expiration of the applicable Survival Period for any breach thereof and any indemnification claim not made on or prior to the expiration of the applicable Survival Period shall be irrevocably and unconditionally released and waived. The parties hereto agree that the covenants contained in this Agreement to be performed at or after the Closing shall survive the Closing hereunder, and each party hereto shall be liable to the other after the Closing for any breach thereof.

    11.2   INDEMNIFICATION.
           ---------------

          (a) Seller agrees to indemnify and hold Purchaser and its directors, officers, employees, Affiliates, agents, successors and permitted assigns harmless from and against any and all losses, liabilities, obligations, damages, costs and expenses (individually, a "Loss" and, collectively, "Losses") based
                                       ----                       ------
upon, attributable to or resulting from:

               (i) any and all Excluded Liabilities;

               (ii) any breach by Seller of any of the representations and warranties of Seller set forth herein;

               (iii) any breach by Seller of its covenants contained herein which survive the Closing; and

               (iv)  all   actions,   suits,   proceedings,   claims,   demands,
          assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to the foregoing.

          (b) Purchaser agrees to indemnify and hold Seller and its directors, officers, employees, Affiliates, agents, successors and permitted assigns harmless from and against any Losses based upon, attributable to or resulting from:

               (i) any and all Assumed Liabilities;

               (ii) any breach by Purchaser of any of the representations and warranties of Purchaser set forth herein;

               (iii) any breach by Purchaser of its covenants contained herein which survive the Closing; and

               (iv)  all   actions,   suits,   proceedings,   claims,   demands,
          assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to the foregoing.

          (c) In the event that any legal proceedings shall be instituted or that any claim or demand shall be asserted by any Person in respect of which indemnification may be sought from Purchaser or Seller pursuant to the provisions of this Section 11.2, the party seeking indemnification shall, to the
                   ------------
extent of its knowledge thereof, cause prompt written notice of the commencement of such proceedings or the assertion of such claim or demand to be given to the indemnifying party, and shall afford to such indemnifying party the right, to the extent of its indemnification, at its option and at its own expense, to be represented by counsel of its choice and to defend against, negotiate, settle, or otherwise deal with any such legal proceeding, claim or demand; provided,
                                                                       ---------
however, that the failure by any party seeking indemnification hereunder to give
-------
prompt notice shall not release the indemnifying party of its indemnification obligations hereunder, except to the extent such failure actually prejudices such indemnifying party; and provided further, however, that if the liability or
                             -------- -------  -------
obligation which is the subject matter of such claim shall arise out of a transaction or cover any period or periods wherein Seller and Purchaser shall be responsible for part of any such liability or obligation, then Seller and Purchaser jointly shall defend, contest, litigate, settle and otherwise deal with any such claims, each bearing its own expenses and each choosing its own counsel. After any final judgment or award shall have been rendered by a court, arbitration board, or administrative agency of competent jurisdiction, or a settlement shall have been consummated, or the parties shall have arrived at a mutually binding agreement, with respect to any matter which is the subject matter of an indemnity hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party with respect to such matter and the indemnifying party shall be required to pay all of the sums so owing to the indemnified party, by certified or bank cashier's check, within ten (10) Business Days after the date of such notice if Purchaser is the indemnifying party, and in accordance with Section 11.3 if Seller is the indemnifying party. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such legal proceeding, claim or demand, and none of Purchaser or Seller will compromise or settle any such legal proceeding, claim or demand without the prior written consent of the other, not to be unreasonably withheld or delayed.

    11.3    ESCROW PROVISIONS.
            -----------------

          (a) Indemnity Escrow Amount.  At Closing,  Purchaser shall deposit the
              -----------------------
Indemnity Escrow Amount with the Escrow Agent to be held pursuant to the terms of the Indemnity Escrow Agreement. The Indemnity Escrow Amount shall be taken from the cash consideration to be paid by the Purchaser at Closing and shall be equal to $500,000. The Escrow Agent shall hold the Indemnity Escrow Amount in a separate interest bearing or investment income earning account for the benefit of the parties pending termination and satisfaction of any Indemnity Claims asserted by Purchaser hereunder on or prior to the expiration of the applicable Survival Period.

          (b) Recourse to the Indemnity  Escrow  Amount.  The  Indemnity  Escrow
              -----------------------------------------
Amount is available as a source for payment of the indemnification obligations of the Seller to the Purchaser. It is expressly agreed that the Indemnity Escrow Amount is the sole remedy for indemnification of Purchaser pursuant to Section
                                                                         -------
11.2 (other than Losses arising pursuant to Section  11.2(a)(i) for which Seller
----                                        ------------------
shall have no liability hereunder in excess of the Purchase Price) and Seller shall have no liability thereunder for any Losses in excess of the Indemnity Escrow Amount.

          (c) Protection of Indemnity Escrow Amount. The Escrow Agent shall hold
              -------------------------------------
and safeguard the Indemnity Escrow Amount during the Escrow Period (as defined below), shall treat such fund as a trust fund in accordance with the terms of this Agreement and not as the property of Purchaser or the Seller and shall hold and dispose of the Indemnity Escrow Amount only in accordance with the terms hereof. Interest or investment income earned on the Indemnity Escrow Amount during the Escrow Period shall be paid to the party who ultimately receives the principal portion of the Indemnity Escrow Amount upon which such interest or investment income accrued. Interest or investment income shall be paid at the time of disbursement of the principal Indemnity Escrow Amount. Prior to the final disbursement of the Indemnity Escrow Amount, such interest and other earnings shall be deemed to be part of the Indemnity Escrow Amount.

          (d) Claims Upon Indemnity Escrow Amount. Upon receipt by Seller at any
              -----------------------------------
time on or before the date which is three months after the Closing Date (the "Escrow Period") of a certificate signed by any officer of Purchaser (an
 --------------
"Officer's  Certificate"):  (A)  stating  that  Purchaser  has paid or  properly
-----------------------
accrued or reasonably anticipates that it may have to pay or accrue Losses, directly or indirectly, as a result of any misrepresentation or breach of or default in connection with any representation, warranty, covenant or agreement of Seller and (B) specifying in reasonable detail the individual items of Losses included in the amount so stated, the date each such item was paid or properly accrued, or the basis for such anticipated liability, the nature of the misrepresentation, breach of or default in connection with such representation, warranty, agreement or covenant to which such item is related or the other facts supporting such claim, then the Escrow Agent shall pay to Purchaser, the amount of Losses so claimed, unless an objection to such claim is timely made by Seller pursuant to Section 11.3(e).
            ---------------

          (e)  Objections  to Claims.  At the time of delivery of any  Officer's
               ---------------------
Certificate to Seller and the Escrow Agent and for a period of twenty (20) days after such delivery, the Escrow Agent shall not disburse any portion of the Indemnity Escrow Amount pursuant to Section 11.3(f) hereof unless the Escrow
                                      ----------------
Agent shall have received written authorization from Seller to make such disbursement. After the expiration of such 20-day period, Seller may direct the Escrow Agent to disburse such portion of the Indemnity Escrow Amount, provided that no such withdrawal may be made if Seller shall object in a written statement to the claim made in the Officer's Certificate, and such statement shall have been delivered to Purchaser and the Escrow Agent prior to the expiration of such 20-day period.

          (f) Resolution of Conflicts. If Seller objects in writing to any claim
              -----------------------
or claims made in any Officer's Certificate, Seller and Purchaser or other parties shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims. If no such agreement can be reached after good faith negotiation for a period of fifteen (15) days, either Seller, Purchaser or other indemnified party may submit such matter to the Bankruptcy Court, which shall retain jurisdiction for purposes of enforcing the terms of this Agreement. The Bankruptcy Court shall set a limited time period and establish procedures designed to reduce the cost and time for discovery of information relating to any dispute while allowing the parties an opportunity, adequate as determined in the sole judgment of the Bankruptcy Court, to discover relevant information from the opposing parties about the subject matter of the dispute. The Bankruptcy Court shall rule upon motions to compel, limit or allow discovery as it shall deem appropriate given the nature and extent of the disputed claim. The Bankruptcy Court shall also have the authority to impose sanctions, including attorneys' fees and other costs incurred by the parties should the Bankruptcy Court determine that discovery was sought without substantial justification or that discovery was refused or objected to by a party without substantial justification. The decision of the Bankruptcy Court as to the validity and amount of any claim in such Officer's Certificate shall be binding and conclusive upon the parties to this Agreement. If the Bankruptcy Court declines jurisdiction, the matter may be heard in any court of competent jurisdiction in the State of New York.

          (g) Distribution of Indemnity Escrow Amount. On the date that is three
              ---------------------------------------
(3) months after the Closing Date, Purchaser and Seller shall direct the Escrow Agent to distribute to Seller the lesser of (i) fifty percent (50%) of the Indemnification Escrow Amount on such date and (ii) the Indemnification Escrow Amount on such date less the aggregate amount of all claims against Seller for indemnification under Article XI hereof. On the date that is nine (9) months after the Closing Date, Purchaser and Seller shall direct the Escrow Agent to distribute to Seller the Final Distribution Amount.

    11.4   CERTAIN  LIMITATIONS ON  INDEMNIFICATION.   Notwithstanding  anything
           ----------------------------------------
herein to the contrary, an indemnifying party shall not have any liability under
Section 11.2:
------------

          (a) with respect to any individual claim (or group of related claims of the same Person having, in each case, substantially similar factual or legal basis) for the breach of a representation or warranty, unless and until the Losses claimed exceed $10,000 (the "De Minimus Amount"); and
                                    -----------------

          (b) unless and until the amount of the Losses to the indemnified parties finally determined to arise thereunder based upon, related to or resulting from the breach of all representations and warranties exceeds, in the aggregate $25,000 (the "Deductible"), disregarding any individual claim that
                          ----------
does not exceed the De Minimus Amount, and then only to the extent that such Losses exceed the Deductible.

                                   ARTICLE 12

                                      TAXES

    12.1    TRANSFER TAXES.  With respect to each Owned Real  Property or Leased
            --------------
Real Property, any sales, use, stamp, documentary stamp, filing, recording, transfer or similar fees or taxes or governmental charges (including any interest and penalty thereon) payable in connection with the transactions contemplated  by this  Agreement  ("Transfer  Taxes")  shall be borne by Seller.
                                    ---------------
Seller shall seek to include in the Sale Order a provision that provides that the transfer of the Purchased Assets shall be free and clear of any stamp or similar taxes under Bankruptcy Code Section 1146(c). Seller and Purchaser shall cooperate and consult with each other prior to filing any Tax Returns in respect of Transfer Taxes. Seller and Purchaser shall cooperate and otherwise take commercially reasonable efforts to obtain any available refunds for Transfer Taxes.

    12.2   PRORATIONS.  All  real  and  personal  property  Taxes  or similar ad
           ----------
valorem obligations levied with respect to the Purchased Assets for any taxable period that includes the Closing Date and ends after the Closing Date, whether imposed or assessed before or after the Closing Date, shall be prorated between Seller and Purchaser as of 12:01 a.m. (Eastern time) on the Closing Date. If any Taxes subject to proration are paid by Purchaser, on the one hand, and Seller, on the other hand, the proportionate amount of such Taxes paid (or in the event of a refund of any portion of such Taxes previously paid is received, such refund) shall be paid promptly by (or to) the other after the payment of such Taxes (or promptly following the receipt of any such refund).

    12.3   PURCHASE PRICE ALLOCATION.
           -------------------------

          (a) Within forty (40) days after the final determination of the Adjustment or the Revised Adjustment if the Adjustment is disputed in accordance with Section 3.4, Seller shall provide to Purchaser copies of a schedule (the
     -----------
"Allocation  Statement") setting forth any changes to the Purchase Price for the
-----------------------
Purchased Assets to take into account any adjustment pursuant to Sections 3.4 or
                                                                 ------------
3.5 (if any, prior to the submission of the Allocation Statement).
---

          (b)  Within  twenty  (20) days  after the  receipt  of the  Allocation
Statement, Purchaser shall propose to Seller any changes to the Allocation Statement or shall indicate its concurrence therewith. The failure by Purchaser to propose any such change or to indicate its concurrence within twenty (20) days shall be deemed to be an indication of its concurrence with the Allocation Statement. Any disputes with respect to any items on the Allocation Statement which Purchaser and Seller, acting in good faith, are unable to resolve shall be resolved by the Third Party Firm. Purchaser and Seller shall be bound by the decision rendered by the Third Party Firm.

          (c) Purchaser and Seller shall file, and shall cause their Affiliates to file, all Tax Returns in a manner consistent with the Allocation Statement and shall take no position contrary thereto unless required to do so by applicable Tax Laws.

                                   ARTICLE 13

                                  MISCELLANEOUS

    13.1   EXPENSES. Except as otherwise provided in  this  Agreement,   each of
           --------
Seller and Purchaser shall bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

    13.2   INTENTIONALLY OMITTED.
           ----------------------

    13.3   INJUNCTIVE RELIEF. Damages at law may be an inadequate remedy for the
           -----------------
breach of any of the covenants, promises and agreements contained in this Agreement, and, accordingly, any party hereto shall be entitled to injunctive relief with respect to any such breach, including without limitation specific performance of such covenants, promises or agreements or an order enjoining a party from any threatened, or from the continuation of any actual, breach of the covenants, promises or agreements contained in this Agreement. The rights set forth in this Section 13.3 shall be in addition to any other rights which a
               -------------
Party may have at law or in equity pursuant to this Agreement.

    13.4   SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS.
           ---------------------------------------------------------

          (a) Without limiting any party's right to appeal any order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all proceedings related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 13.8 hereof; provided, however, that if the
                          ------------          --------   -------
Bankruptcy Case has closed, the parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in New York County or the Commercial Division, Civil Branch of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the resolution of any such claim or dispute. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 13.8.
                                                    ------------

    13.5   WAIVER  OF  RIGHT TO TRIAL BY JURY.  EACH  PARTY  TO  THIS  AGREEMENT
           ----------------------------------
WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, MATTER OR PROCEEDING REGARDING THIS AGREEMENT OR ANY PROVISION HEREOF.

    13.6   ENTIRE AGREEMENT;  AMENDMENTS AND WAIVERS. This Agreement  (including
           -----------------------------------------
the schedules and exhibits hereto) and the Confidentiality Agreement represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Agreement may be amended, supplemented or changed, and any provision hereof may be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

    13.7   GOVERNING  LAW.  This Agreement  shall be  governed by and  construed
           ---------------
in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

    13.8   NOTICES.  All  notices  and other communications under this Agreement
           -------
shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

                  If to Seller:

                  c/o Agway, Inc.
                  333 Butternut Drive
                  Dewitt, New York  13214
                  Facsimile:  315-449-6435
                  Attention:  Karen Ohliger

                  With a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Facsimile:  (212) 310-8007
                  Attention:  David E. Zeltner

                  If to Purchaser, to:

                  Ampco Distribution Services, LLC
                  889 Harrison Avenue
                  Riverhead, New York 11901
                  Facsimile:  631-369-7033
                  Attention:  Andrew M. Pollak

                  With a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York 10017
                  Facsimile:  (212) 450-4800
                  Attention:  Thomas Patrick Dore, Jr.


    13.9   SEVERABILITY.   If  any  term or other provision of this Agreement is
           ------------
invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

    13.10   BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and
            --------------------------
inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either Seller or Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that, Purchaser may assign its rights and
           --------    -------
obligations hereunder, in whole or in part, to any one or more Affiliates of Purchaser, provided that no such assignment shall relieve Purchaser of its liabilities and obligations hereunder if such assignee does not perform such obligations. No assignment of any obligations hereunder shall relieve the parties hereto of any such obligations. Upon any such permitted assignment, the references in this Agreement to Purchaser shall also apply to any such assignee unless the context otherwise requires.

    13.11  NON-RECOURSE. No past, present or future director, officer, employee,
           ------------
incorporator, member, partner or stockholder of either Seller or Purchaser shall have any liability for any obligations or liabilities of Seller under this Agreement or the Seller Documents or Purchaser under this Agreement or the Purchaser Documents, as the case may be, of or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby.

    13.12  COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
           ------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                        AMPCO DISTRIBUTION SERVICES, LLC


                        By:  /s/    Andrew M. Pollak
                           -------------------------------------------------
                           Name:    Andrew M. Pollak
                           Title:   Manager


                        AGWAY, INC.


                        By:   /s/   Roy Lubetkin
                            -------------------------------------------------
                            Name:   Roy Lubetkin
                            Title:  President, CPG


                        COUNTRY BEST ADAMS, LLC


                        By:   /s/   Anna M. Pastore
                            -------------------------------------------------
                            Name:   Anna M. Pastore
                            Title:  Secretary

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                                  AGWAY, INC.,

                             COUNTRY BEST ADAMS, LLC

                                       AND

                        AMPCO DISTRIBUTION SERVICES, LLC

                          Dated as of November 7, 2003

            --------------------------------------------------------

Displayed below is a summary of Exhibits and Disclosure Schedules that have not been filed. We will furnish supplementally a copy of any omitted Exhibit and/or Disclosure Schedule to the Commission upon request.

                                                                                                     Page
Schedules

1.1(a)                     Excluded Contracts
1.1(b)                     Knowledge of Sellers
5.3(a)                     Conflicts
5.3(b)                     Consents of Third Parties
5.5                        Undisclosed Liabilities
5.6                        Absence of Certain Developments
5.7                        Taxes
5.8(a)                     Real Property
5.8(b)                     Access to Real Property
5.9                        Tangible Personal Property
5.10                       Intellectual Property
5.11(a)                    Designated Contracts
5.11(b)                    Defaults
5.13(b)                    Labor
5.14                       Litigation
5.15                       Violation of Laws
5.16                       Environmental Matters
5.17                       Financial Advisors
6.3                        No Conflicts
8.2                        Exceptions to Conduct of Business
9.1(a)                     Employees

Exhibits
--------

A                          Purchaser Deposit Escrow Agreement
B                          Compensation Order
